AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This Agreement and Plan of Merger (this "Agreement"), dated as of May ____, 2004, is made by and among Pomeroy IT Solutions, Inc., a Delaware corporation ("Parent"), Pomeroy Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Sub") and Alternative Resources Corporation, a Delaware corporation ("Company").

                              W I T N E S S E T H :

     WHEREAS, the Board of Directors of Company has (i) unanimously determined that this Agreement, the Merger and the transactions contemplated hereby are fair to, and in the best interests of, Company and the stockholders of Company;
(ii) unanimously approved this Agreement and declared it advisable; and (iii) unanimously resolved to recommend that the stockholders of Company approve and adopt this Agreement, the Merger and the transactions contemplated hereby; and

     WHEREAS, the Board of Directors of Parent and Acquisition Sub have approved the Merger on the terms set forth in this Agreement; and

     WHEREAS, for federal income tax purposes, it is intended that the Merger be treated as a taxable transaction under the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code"); and

     WHEREAS, concurrently with the execution and delivery of this Agreement, to induce Parent to enter into this Agreement, Wynnchurch Capital Partners, L.P., a Delaware limited partnership ("WCP"), Wynnchurch Capital Partners, Canada, L.P., a Canada limited partnership ("WCPC") and Wynnchurch Capital, Ltd., a Delaware corporation ("WCL") have entered into an agreement in the form attached hereto as Exhibit "A" (the "WCP, WCPC and WCL Agreement").

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants set forth herein, and intending to be legally bound, Parent, Acquisition Sub and Company hereby agree as follows:


                                    ARTICLE 1
                                   THE MERGER
                                   ----------

     1.1     The  Merger.  Upon  the terms and subject to the conditions of this
             -----------
Agreement, at the Effective Time in accordance with the Delaware General Corporation Law ("DGCL"), Acquisition Sub shall be merged with and into Company
                   ----
and the separate existence of Acquisition Sub shall thereupon cease (the "Reverse Merger"). Parent may at any time change the method of effecting the combination with Company (including, without limitation, the provisions of this
Section  1.1)  if  and  to  the  extent  it  deems  such change to be desirable,
------------
including without limitation, to provide for a merger of Company with an into Acquisition Sub (the "Forward Merger"); provided, however, that no change shall
(i) alter or change the Merger Consideration, as herein after provided for in this Agreement, (ii) materially impede or delay consummation of the transactions contemplated by this Agreement, or (iii) relieve Parent of any of its obligations hereunder. The Reverse Merger and Forward Merger shall alternatively be referred to as the ("Merger"). The Company (in the case of a Reverse Merger), or Acquisition Sub (in the case of a Forward Merger), as the surviving corporation after the Merger, is hereinafter sometimes referred to as "Surviving Corporation."

     1.2     Effective Time of the Merger.  The Merger shall become effective at
             ----------------------------
such time (the "Effective Time") as shall be stated in the Certificate of Merger, in a form reasonably acceptable to Parent, Company and Acquisition Sub, respectively, to be filed with the Secretary of State of Delaware in accordance with the DGCL ("Merger Filing"). The Merger Filing shall


                               Page 1 of 51 Pages
provide for the effectiveness of the Merger immediately upon its filing. The Merger Filing shall be made at the Closing.

     1.3     Consummation.  The  parties  acknowledge  that  it  is their mutual
             ------------
desire and intent to consummate the Merger as soon as practical after the date hereof. Accordingly, the parties shall use their reasonable efforts to consummate, as soon as practical, the transactions contemplated by this Agreement in accordance with Section 3.5.
                                 ------------

     1.4     Effects  of the Merger.  The Merger shall have the effect set forth
             ----------------------
in  Section  259  of  the  DGCL.

     1.5     Further  Assurances.  If, at any time after the Effective Time, the
             -------------------
Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other actions are necessary, desirable or proper to vest, perfect or confirm of record or otherwise in the Surviving Corporation, the title of any property or rights of Acquisition Sub acquired or to be acquired by reason of, or as a result of, the Merger (or Company in the event of a Forward Merger), the Surviving Corporation and Acquisition Sub (Company in the event of a Forward Merger) agree that the Acquisition Sub and Surviving Corporation (Company in the event of a Forward Merger) and their proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and to do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement.


                                    ARTICLE 2
                      THE SURVIVING CORPORATION AND PARENT
                      ------------------------------------

     2.1     Certificate  of  Incorporation.  If  the  Reverse  Merger  is
             ------------------------------
consummated, the Certificate of Incorporation of Company shall be amended at the Effective Time, to read in its entirety as set forth on Exhibit "B" hereto and shall be the Certificate of Incorporation after the Effective Time, until thereafter amended in accordance with its terms as provided in the DGCL.

          If the Forward Merger is consummated, the Certificate of Incorporation of Acquisition Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of Surviving Corporation after the Effective Time, until thereafter amended in accordance with its term and as provided in DGCL, except that Article 1 thereof shall be amended at the Effective Time in accordance with the provisions of Section 251 of DGCL to read in its entirety as follows: "The name of the Corporation is 'Alternative Resources Corporation'"

     2.2     By-Laws.  The  By-Laws  of Acquisition Sub as in effect immediately
             -------
prior to the Effective Time shall be the By-Laws of Surviving Corporation after the Effective Time, and thereafter may be amended in accordance with their terms and as provided by the Certificate of Incorporation of Surviving Corporation and the DGCL, except that references in the By-Laws to the term Acquisition Sub shall be changed to "Alternative Resources Corporation"

     2.3     Directors and Officers of Surviving Corporation.  The Directors and
             -----------------------------------------------
Officers of Acquisition Sub, in effect immediately prior to the Effective Time shall be the Directors and Officers of Surviving Corporation as of the Effective Time and thereafter such Directors and Officers shall serve in accordance with the By-Laws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.


                               Page 2 of 51 Pages

                                    ARTICLE 3
                              CONVERSION OF SHARES
                              --------------------

     3.1     Merger  Consideration.  The  manner  and  basis  of  converting the
             ---------------------
shares of Company Common Stock upon consummation of the Merger shall be as set forth in this Section 3.1. At the Effective Time, by virtue of the Merger and
                -----------
without any action on the part of Company, Acquisition Sub or any holder of Company Capital Stock or holder of capital stock of Acquisition Sub:

          (a)     Subject  to  the  other  provisions  of this Section 3.1, each
                                                               -----------
     share of common stock, par value $.01 per share, of Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (excluding any treasury shares, shares held by Parent, Acquisition Sub or any Subsidiary of Parent or Acquisition Sub and Dissenting Shares) shall be converted into the right to receive the Merger Consideration. The "Merger Consideration" shall mean cash in the amount of $.70, without interest

          (b) Each share of Company Common Stock held in the treasury of Company and each share of Company Common Stock owned by Parent, Acquisition Sub or any Subsidiary of Parent or Acquisition Sub immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

          (c) At the Effective Time, all shares of Company Common Stock will no longer be outstanding and will automatically be canceled and retired, and each holder of a Company Certificate or Company Book-Entry Shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration applicable thereto.

          (d) In connection with the Merger, each option (each, a "Company Stock Option" and collectively, the "Company Stock Options") to purchase Company Common Stock under any employee or director stock option or stock purchase plan or arrangement or agreement of the Company listed on Section
                                                                         -------
     3.1 of the Company Disclosure Schedule, in the Company Reports or otherwise
     ---
     which is exercised by the holder of such Company Stock Option and each share of Company Common Stock issued incident to the exercise of a Company Stock Option shall be entitled to receive the Merger Consideration. Company shall use its best efforts to cause all vested Company Stock Options whose exercise price is equal to or in excess of $.70 per share as of the Effective Time to be terminated. In the event any holder of a vested Company Stock Option whose exercise price is less than $.70 per share fails to exercise such Company Stock Option prior to the Effective Time, a cashless exercise method shall automatically be implemented, on behalf of such Company Stock Option holder, and in lieu of the Company Common Stock to be issued pursuant to the cashless exercise, an amount per share shall be payable to such Company Stock Option holder by Company promptly after the Effective Time equal to the difference between the Merger Consideration and the exercise price under such Company Stock Option (the "Cashless Exercise Consideration"). Company shall be responsible for withholding all applicable federal, state or local withholding taxes relating to the exercise of Company Stock Options or the payment of Cashless Exercise Consideration. If the exercise price provided for any vested Company Stock Option is equal to or exceeds the Merger Consideration, and such Company Stock Option is not exercised prior to the Effective Time, no Company Common Stock shall be issued with respect to such Company Stock Option. Immediately following the Effective Time of the Merger, all outstanding Company Stock Options shall automatically be cancelled. The Company shall take all actions necessary to ensure that no Company Stock Options are granted after the date of this Agreement. Immediately after the Effective Time, the Company Stock Option Plans shall terminate and the provisions of any other plans, program or arrangement providing for the issuance


                               Page 3 of 51 Pages
     or grant of any other interest in respect of the Company Capital Stock or any Subsidiary of Company shall be of no further force and effect and shall be deemed to be deleted and no holder of a Company Stock Option shall have any right thereunder to acquire any equity securities of the Company, Acquisition Sub, or any subsidiary thereof, or Parent.

          (e) As of the Effective Time, each outstanding Company Warrant listed on Section 3.1 of the Company Disclosure or the Company Reports, or
                -----------
     otherwise, which is outstanding immediately prior to the Effective Time of the Merger, shall be sold and transferred by the owner of such Company Warrants to Parent free and clear of all Liens pursuant to the terms of the WCP, WCPC and WCL Agreement. Parent shall pay to the owner of each Company Warrant promptly after the Effective Time, an amount per share of Company Common Stock into which such Company Warrant is exercisable equal to the difference between $.70 and the exercise price under such Company Warrant of $.26. The total purchase price for the Company Warrants shall be $4,840,000.00 (11,000,000 Company Warrants x $.44). If the exercise price per share provided for any Company Warrant is equal to or exceeds $.70, Parent shall not be required to pay to the owner of such Company Warrant, any amount with respect to such Company Warrant.

     3.2     Acquisition  Sub  Shares.  At  the Effective Time, by virtue of the
             ------------------------
Merger and without any action on the part of Parent as the sole stockholder of Acquisition Sub, each issued and outstanding share of common stock, par value $.01 per share, of Acquisition Sub ("Acquisition Sub Common Stock") shall, in the case of a Reverse Merger, be converted into one share of common stock, par value $.01 per share, of the Surviving Corporation and each issued and oustanding share of common stock, par value .01 per share, of Acquisition Sub, shall, in the case of a Forward Merger, remain outstanding as one share of common stock, .01 per share, of the Surviving Corporation.

     3.3     Dissenting  Shares.  Notwithstanding  anything in this Agreement to
             ------------------
the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has properly demanded appraisal for such Company Common Stock in accordance with the requirements of Section 262 of the DGCL (the "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration and the holders thereof shall be entitled to only such rights as are granted by the DGCL, unless such holder fails to perfect, withdraws or otherwise loses the right to appraisal, in which case such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration, as set forth in Section 3.1, without any interest thereon. Company shall give Parent prompt
    -----------
notice of any demands received by Company for appraisal of shares of Company Common Stock, withdrawals of such demands, and any other instruments or documents served pursuant to the DGCL and received by Company, and Company shall give Parent the opportunity to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, Company shall not make any payment with respect to, or offer to settle or settle, any such demands. Each holder of Dissenting Shares who becomes entitled to payment for such Dissenting Shares under the provisions of Section 262 of the DGCL, will receive payment thereof from the Surviving Corporation and as of the Effective Time such shares of Company Common Stock will no longer be outstanding and will automatically be canceled and retired and will cease to exist.

     3.4     Surrender  and  Payment.
             -----------------------

          (a) Parent shall authorize one or more Persons reasonably acceptable to the Company to act as Exchange Agent hereunder the "Exchange Agent." Promptly after the Effective Time, Parent shall deliver to the Exchange Agent sufficient cash to satisfy the Merger Consideration. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each record holder, as of the Effective Time, of certificates representing outstanding shares of Company Common Stock ("Company Certificates") or


                               Page 4 of 51 Pages
     shares of Company Common Stock represented by book-entry ("Company Book-Entry Shares") (other than Dissenting Shares), a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon proper delivery of the Company Certificates to the Exchange Agent or, in the case of Company Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Company Certificates or, in the case of Company Book-Entry Shares, the surrender of such shares for payment of the Merger Consideration therefor. After the Effective Time, upon surrender in accordance with this Section
                                                                         -------
     3.4(a),  to  the  Exchange  Agent  of  a  Company  Certificate  or  Company
     ------
     Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the Exchange Agent shall promptly deliver to the holder of such Company Certificate or Company Book-Entry Shares in exchange therefor, the Merger Consideration to be received by the holder thereof pursuant to this Agreement. The Exchange Agent shall accept such Company Certificates or Company Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of Company or its transfer agent of shares of Company Common Stock and, if Company Certificates or Company Book-Entry Shares are presented to Company for transfer, they shall be canceled against delivery of the applicable Merger Consideration. If any Merger Consideration is to be issued in a name other than that in which the Company Certificate surrendered for exchange is registered, it shall be a condition of such exchange that the Company
     Certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer, including compliance with all laws and that the person requesting such exchange shall pay to Company or its transfer agent any transfer or other taxes required by reason of the issuance of the Merger Consideration in a name other than that of the registered holder of the Company Certificate surrendered, or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.4(a), each Company Certificate and each Company Book-Entry
           ---------------
     Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as contemplated by Section 3.1.
                       ------------

          (b) The Merger Consideration paid upon the surrender for exchange of Company Certificates or Company Book-Entry Shares in accordance with the terms of this Article 3 shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock so exchanged.

          (c) At any time following the date which is nine months after the Effective Time, Parent shall be entitled to require the Exchange Agent to deliver to it any or funds (including any interest received with respect thereto) which have been made available to the Exchange Agent and which have not been disbursed to holders of Company Certificates or Company Book-Entry Shares and thereafter such holders shall be entitled to look to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the applicable Merger Consideration payable upon due surrender of their Company Certificates or Company Book-Entry Shares. The Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of shares of Company Common Stock for the Merger Consideration. None of Parent, Surviving Corporation, any subsidiary or Affiliate of Parent or Surviving Corporation or the Exchange Agent shall be liable to any former holder of Company Common Stock for cash, pursuant to any applicable abandoned property, escheat or other similar laws.


                               Page 5 of 51 Pages

          (d) If any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed and, if requested by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Company Certificate, the Exchange Agent will pay, in exchange for such lost, stolen or destroyed Company Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock represented by such Company Certificate.

     3.5     Closing.  The  closing  (the  "Closing")  of  the  transactions
             -------
contemplated by this Agreement shall take place at the offices of Parent, or such other location as shall be mutually agreeable to Parent and Company on the first (1st) Business Day immediately following the date on which the last of the conditions set forth in Article 7 (other than the delivery of certificates, and other instruments and documents to be delivered at the Closing, but subject to the delivery at the Closing of such certificates, and other instruments and documents) is fulfilled or waived, or at such other time and place as Parent and Company shall agree (the date on which the Closing occurs is referred to in this Agreement as the "Closing Date").

     3.6     Withholding.  Parent  will  be entitled to deduct and withhold from
             -----------
the aggregate Merger Consideration otherwise payable to any former holder of Company Common Stock all amounts required by law to be deducted or withheld therefrom. To the extent that amounts are so withheld by Parent or Acquisition Sub, such withheld amount will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent or Acquisition Sub.


                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

     Except as set forth in the Company Disclosure Schedule (with specific reference to the relevant sections of the representations and warranties or covenants in this Agreement or disclosure in such a way to make its relevance to the information called for by the representations and warranties or covenants readily apparent) or in the Company Reports, or as otherwise expressly contemplated by this Agreement, Company represents and warrants to Parent and Acquisition Sub as follows:

     4.1     Organization, Standing, etc.  of Company.  Company is a corporation
             ----------------------------------------
duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has the requisite corporate power and authority to own its assets and to carry on its businesses as presently conducted. The Company is duly qualified as a foreign corporation to do business in and is in good standing in each jurisdiction where it is presently engaged in business and is required to be so qualified except for the jurisdictions set forth in Section 4.1 of the Company Disclosure Schedule which
                            -----------
Company is currently preparing documentation to so qualify or where the failure to be so qualified would not have a Material Adverse Effect on Company. Company has delivered or made available to Parent and Acquisition Sub true and complete copies of its Certificate of Incorporation and all amendments thereto to the date hereof and its Bylaws as presently in effect and the Certificate of Incorporation and Bylaws (or other comparable documents). Company has all requisite corporate power and authority to execute and deliver, and perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. Section 4.1 of the Company Disclosure Schedule sets forth
                       -----------
a complete list of the jurisdictions in which the Company is qualified to do business.


                               Page 6 of 51 Pages

     4.2     Capitalization.
             --------------

          (a) The authorized capital stock of Company consists of (a) 50,000,000 shares of Company Common Stock of which 17,117,304 shares are issued and outstanding on the date hereof, 9,583,279 shares have been reserved for issuance upon the conversion of the Company's Senior Subordinated Convertible Notes, 2,154,281 shares have been reserved for issuance under Company Option Plans, 11,000,000 shares have been reserved for issuance under the Company Warrants, and 585,800 shares of Company Common Stock are held in the treasury; and (b) 1,000,000 shares of Company Preferred Stock, of which 0 shares are issued and outstanding on the date hereof. All of the outstanding shares of Company Common Stock and Company Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable and free of preemptive rights. Each outstanding share of capital stock (or other ownership interest) of each Subsidiary of Company is duly authorized, validly issued, fully paid and nonassessable, and is owned by Company or its Subsidiaries, free and clear of all Liens other than Permitted Liens. Section 4.2 of the Company Disclosure Schedule
                                  -----------
     sets forth the number and exercise price of all outstanding Company Stock Options on the date hereof. All shares of Company Common Stock subject to issuance upon exercise of the outstanding Company Stock Options described above will be, upon issuance on the terms specified in the option agreement, duly authorized, validly issued, fully paid and nonassessable.

          (b)     Except  as  set forth in Section 4.2 of the Company Disclosure
                                           -----------
     Schedule, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, stock appreciation rights (SARs), phantom stock, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement, obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Company Capital Stock, or obligating Company to grant, extend or enter into any such agreement or commitment. There are no voting trusts, proxies or other agreements or understandings to which Company is a party or is bound with respect to the voting of any shares of Company Capital Stock.

          (c) The Board of Directors of Company has not declared any dividend or distribution with respect to the Company Capital Stock the record or payment date for which is on or after the date of this Agreement.

          (d) As of the date hereof, (i) no bonds, debentures, notes or other indebtedness of Company having the right to vote are issued or outstanding, and (ii) there are no outstanding contractual obligations of Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Capital Stock or any shares of capital stock of any Subsidiary of Company.

          (e) The Company Common Stock is traded on the OTC Bulletin Board. No other securities of Company or any of its Subsidiaries are listed or quoted for trading on any United States domestic or foreign securities exchange.

     4.3     Subsidiaries.
             ------------

          Except as set forth in Section 4.3 of the Company Disclosure Schedule,
                                 -----------

          (a) Each Subsidiary of Company is a corporation (or other legal entity, as applicable) duly incorporated (or an entity duly formed) and organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, and has all corporate, partnership or other entity derived powers and all governmental licenses, authorizations, permits, consents and approvals required to carry


                               Page 7 of 51 Pages
     on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on Company. Section 4.3 of the Company Disclosure Schedule sets forth each
               ------------
     jurisdiction in which each Subsidiary is qualified to do business. No Subsidiary of Company is in default in any respect in the performance, observation or fulfillment of any provision of its Certificate or Articles of Incorporation or By-Laws (or similar organizational documents). Other than its Subsidiaries, Company does not beneficially own or control, directly or indirectly, 5% or more of any class of equity or similar securities of any corporation or other entity whether incorporated or unincorporated. No securities issued by any Subsidiary of Company are registered or required to be registered with the SEC under the Exchange Act and since January 1, 2000, no securities issued by any Subsidiary of Company have been issued under a registration statement filed with the SEC under the Securities Act.

          (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary of company is owned by Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including, any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests), other than any restrictions imposed under the Securities Act. There are no outstanding (i) shares of capital stock or other voting securities or ownership interests in any of Company's Subsidiaries, (ii) securities of Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any of Company's Subsidiaries or (iii) options or other rights to acquire from Company or any of its Subsidiaries, or other obligation of Company or any of its Subsidiaries to issue any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in any of Company's Subsidiaries. There are no outstanding obligations of Company of any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the securities referred to in clauses (i), (ii) or (iii) of this Section 4.3(b).
           --------------

     4.4     Authority;  Non-Contravention;  Approval.
             ----------------------------------------

          Except as set forth in Section 4.4 of the Company Disclosure Schedule,
                                 -----------

          (a) Company has full corporate power and authority to enter into this Agreement and, subject to the Stockholders' Approval and the Company Required Statutory Approvals, to consummate the transactions contemplated hereby. The Board of Directors of Company has (i) unanimously determined that this Agreement, the Merger and the transactions contemplated hereby are fair to and in the best interests of Company and the Stockholders, (ii) unanimously approved this Agreement and declared it advisable and (iii) unanimously resolved to recommend that the Stockholders approve and adopt this Agreement, the Merger and the transactions contemplated hereby. No other corporate proceedings on the part of Company are necessary to authorize the execution and delivery of this Agreement or, except for the Stockholders' Approval, the consummation by Company of the transactions contemplated hereby. Company has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery thereof by Parent and Acquisition Sub, this Agreement constitutes a valid and legally binding agreement of Company enforceable against Company in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

          (b) The execution and delivery of this Agreement by Company does not violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or


                               Page 8 of 51 Pages
     result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or give rise to any obligation to make payments or provide compensation under, or result in the creation of any Lien upon any of the properties or assets of Company under any of the terms, conditions or provisions of (i) the respective charters, by-laws, partnership agreements, trust declarations, operating agreements, or other similar organizational instruments of Company or any of its Subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Company or any of its Subsidiaries or any of their respective properties or assets or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease, partnership agreement, joint venture agreement or other instrument, obligation or agreement of any kind to which Company or any of its Subsidiaries is now a party or by which Company or any of its Subsidiaries or any of their respective properties or assets may be bound or affected. The consummation by Company of the transactions contemplated by this Agreement will not result in any violation, conflict, breach, termination, acceleration or creation of Liens under any of the terms, conditions or provisions described in clauses (i) through (iii) of the preceding sentence, subject (A) in the case of the terms, conditions or provisions described in clause (ii) above, to obtaining (prior to the Effective Time) Company Required Statutory Approvals, the Stockholders' Approval and (B) in the case of the terms, conditions or provisions described in clause (iii) above, to obtaining (prior to the Effective Time) consents from lessors or other third parties that are listed in Section
                                                                         -------
     4.4(b)  of the Company Disclosure Schedule. Excluded from the foregoing two
     ------
     sentences of this paragraph (b), insofar as they apply to the terms, conditions or provisions two described in clauses (ii) and (iii) of the first sentence of this paragraph (b) are such violations, conflicts, breaches, defaults, termination, accelerations, payments, compensations or creations of Liens that, individually or in the aggregate, would not have a Material Adverse Effect on Company.

          (c) Except for the Company Required Statutory Approvals, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Company or the consummation by Company of the transactions contemplated thereby. Excluded from the foregoing sentence are such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect on Company.

          (d) The affirmative vote of the holders of a majority of the shares of outstanding Company Common Stock (the "Stockholders' Approval") is the only vote of the holders of any class or series of Company Capital Stock necessary to approve the Merger and the consummation of the transactions contemplated hereby.

     4.5     SEC  Documents.
             --------------

          (a) Company has previously delivered (except to the extent such filings are publicly available on the EDGAR system) to Parent and Acquisition Sub each registration statement, report, proxy statement or information statement (other than preliminary materials) filed by Company with the SEC since January 1, 1999 each in the form (including exhibits and any amendments thereto) filed with the SEC prior to the date hereof, and except as set forth in Section 4.5 of the Company Disclosure Schedule,
                                 -----------
     Company has timely filed all forms, reports and documents required to be filed by it with the SEC pursuant to relevant securities statutes, regulations, policies and rules since January 1, 1999 (collectively, the "Company Reports"). As of their respective dates (or, if amended, supplemented or superseded by a filing prior to the date of this Agreement, as of the date so amended, supplemented or superseded), the Company


                               Page 9 of 51 Pages

     Reports (i) complied in all materials respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder and complied with the requirements thereof including all of the then applicable accounting requirements and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The principal executive officer of Company and the principal financial officer of Company (and each former principal executive officer or principal financial officer of Company) have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the rules and regulations of the SEC promulgated thereunder with respect to the Company Reports filed since such certifications have been required. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act.

          (b) Company maintains disclosure controls and procedures required by Rule l3a-l5 or l5d-l5 under the Exchange Act; such controls and procedures are effective for gathering, analyzing and disclosing the information the Company is required to disclose in its reports filed under the Exchange Act. Since January 1, 1999, Company has not received notice from the SEC or any other Governmental Entity that any of its accounting policies or practices are the subject of any review, inquiry, investigation or challenge other than comments from the SEC on Company filings which comments have either been satisfied or withdrawn by the SEC.

     4.6     Financial  Statements.  Each  of the consolidated balance sheets of
             ---------------------
the Company included in or incorporated by reference into the Company Reports (including, in each case, any related notes) and schedules fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of its date and each of the consolidated statements of operations, shareholders' equity and cash flows of the Company and its Subsidiaries included in or incorporated by reference into the Company Reports (including, in each case, any related notes) fairly presents in all material respects the consolidated financial position, results of operations or cash flows, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which in the aggregate were not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. Section
                                                                         -------
4.6 of the Company Disclosure Schedule sets forth the outstanding balance of the
---
Company's indebtedness owed to WCP, WCPC and WCL as of March 31, 2004 (including fees and accrued interest through such date).


     4.7     Absence  of  Undisclosed  Liabilities.  Except  as set forth in the
             -------------------------------------
Company  Reports  or  in  Section  4.7 of the Company Disclosure Schedule, as of
                          ------------
December 31, 2003, the Company and its Subsidiaries had no material liabilities of any nature, whether accrued, absolute, contingent or otherwise (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others or liabilities for taxes due or then accrued or to become due), required to be reflected or disclosed in the balance sheet dated December 31, 2003 (or the notes thereto) in accordance with GAAP included in the Company's audited financial statements for such year and/or the Company 10-K ("the Company Balance Sheet") that were not adequately reflected or reserved against on the Company Balance Sheet. Except as set forth in Section 4.7 of the
                                                              -----------
Company Disclosure Schedule, the Company has no material liabilities of any nature, whether accrued, absolute, contingent or otherwise required to be reflected or disclosed on the Company Balance Sheet prepared in accordance with GAAP, other than liabilities (i) adequately reflected or reserved against on the Company Balance Sheet, (ii) incurred since December 31, 2003 in the ordinary course of business, or (iii) that would not, individually or in the aggregate, have a Material Adverse Effect on Company. As of the Closing Date, Company shall have accrued or made provisions in accordance with GAAP, for certain obligations of Company in the aggregate amount of $375,000.00 relating to the specific items set forth in Section 4.7 of the
                                 ------------


                              Page 10 of 51 Pages

Company Disclosure Schedule pertaining to this accrual and for any other employee(s) set forth on Exhibit B who is/are due severance whose termination of employment has occurred on or prior to Closing.

     4.8     No  Liabilities  as Guarantor.   Except as set forth in Section 4.8
             -----------------------------                           -----------
of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries are directly or indirectly obligated to guaranty or assume any debt, dividend, or other obligation of any Person, corporation, association, partnership, or other entity (other than the Company or its Subsidiaries), except endorsements made in the ordinary course of business in connection with the deposit of items for collection.

     4.9     Absence  of  Certain  Changes  or Events.  Since December 31, 2003,
             ----------------------------------------
Company and its Subsidiaries have conducted their businesses only in the ordinary course and, to the knowledge of Company, in a manner consistent with past practice, and there has not been:

          (a) any event, change, effect or development that, individually or in the aggregate, would have a Material Adverse Effect on Company;

          (b) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock (or ownership interests) of Company, or any redemption, purchase or other acquisition of its securities;

          (c) any split, combination or reclassification of any shares of Company or any issuance or authorization of any issuance of any other securities in exchange or in substitution for shares of Company; or

          (d) any acquisition by Company or any of its Subsidiaries (including by merger, consolidation, or acquisition of stock or assets or any other business combination) of any entity or any division thereof or any material amount of assets.

     4.10     Taxes and Tax Returns.  Except as set forth in Section 4.10 of the
              ---------------------                          ------------
Company  Disclosure  Schedule:

          (a) Company and each of its Subsidiaries have duly filed in all material respects all Tax Returns and will cause to be filed prior to Closing all the Tax Returns set forth on Section 4.10 of the Company
                                                     ------------
     Disclosure Schedule and have duly paid or caused to be duly paid in full or made provision in accordance with GAAP for the payment in all material respects of all Taxes for all periods or portions thereof ending prior to the date hereof including, but not limited to, all Taxes, for the Tax Returns set forth on Section 4.10 of the Company Disclosure Schedule,
                              -------------
     except to the extent that all such failures to file or make payments in full, taken together, would not have a Material Adverse Effect. All such Tax Returns accurately reflect in all material respects all liability for Taxes for the periods covered thereby and all such Tax Returns are true, correct and complete in all material respects. Company has made available to Parent and Acquisition Sub complete and correct copies of all federal income Tax Returns filed by Company and each of its Subsidiaries for the three most recent taxable years for which such Tax Returns have been filed prior to the date of this Agreement. Neither Company nor any of its Subsidiaries has received written notice of any claim made by a Tribunal in a jurisdiction where neither Company nor its Subsidiaries files Tax Returns that Company or its Subsidiaries is or may be subject to taxation by that jurisdiction that, individually or in the aggregate, which would have a Material Adverse Effect on Company.

          (b)     Section  4.10  of  the  Company  Disclosure Schedule lists all
                  -------------
     income Tax Returns of Company or any of its Subsidiaries for the prior three (3) fiscal years that have been audited, and indicates those Tax Returns that currently are the subject of audit. The applicable statutes of limitation for the assessment of Federal income taxes for all


                              Page 11 of 51 Pages
     taxable periods ending on or prior to December 31, 1997 have expired, and no material deficiencies were asserted as a result of such examinations that have not been resolved or fully paid or provided for in accordance with GAAP. There is no material dispute or claim concerning any Tax liability of Company or of any of its Subsidiaries either claimed or raised by any taxing authority in writing.

          (c) Neither Company nor any of its Subsidiaries (i) has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, (ii) is a party to any material tax sharing, tax indemnity or other agreement or arrangement with any Person not included in Company's consolidated financial statements most recently filed by Company with the SEC, (iii) has made an election under former Section 341(f) of the Code, (iv) is a party to or bound by any closing agreement or offer in compromise with any taxing authority, (v) has any excess loss account (as defined in Treasury Regulations Section
     1.1502-19), (vi) has any deferred intercompany gains (as defined in Treasury Regulations Section 1.1502-13), or (vii) is a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code or any similar provision of foreign, state or local law.

          (d) There is no material Tax lien against the assets of Company or any of its Subsidiaries except for Permitted Liens.

          (e)     None  of  the  assets of Company or any of its Subsidiaries is
     (i) "tax exempt use property" within the meaning of Section 168(h) of the Code, (ii) subject to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954 or (iii) directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code.

          (f) Company and each of its Subsidiaries is a "United States Person" within the meaning of Section 7701(a)(30) of the Code.

          (g) Company and each of its Subsidiaries have disclosed on their federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
     Section  6662  of  the  Code.

          (h) Neither Company nor any of its Subsidiaries (i) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was Company) or (ii) has any liability for the Taxes of any Person (other than Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provisions of state, local or foreign law), as a transferee or successor, by contract or otherwise.

          (i) Neither Company nor any of its Subsidiaries is a partnership or disregarded entity for federal income tax purposes.

          (j) Neither Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (k) Neither Company nor any of its Subsidiaries has, with respect to any open taxable period, applied for and been granted permission to adopt a change in its method of accounting requiring adjustments under
     Section  481  of  the  Code  or  comparable  state,  local  or foreign law.


                              Page 12 of 51 Pages

          (l) Neither Company nor any of its Subsidiaries have taken any deduction or received any tax benefit arising from participation in a "tax shelter" as defined for purposes of Section 6111(c) of the Code or have "participated" in a "reportable transaction" as defined in Treasury Regulations Section 1.6011-4(b) or (c)(3) or Treasury Regulations Section 1.6011-4T(a) and (b).

          (m) Except as reflected or reserved against in the Company Balance Sheet as of December 31, 2003, Company as of such date had no deferred tax liabilities of any material nature and Company represents and warrants that it does not know nor does it have any reasonable grounds to know of any basis for any deferred tax liability in any material amount not fully reflected or reserved against in its consolidated balance sheet as of December 31, 2003.

          (n) All deductions taken on Company's and its Subsidiaries' Tax Returns have been properly deducted by Company and such Subsidiaries in all material respects pursuant to pertinent provisions of the Code.

     4.11     Compliance  with  Laws.
              ----------------------

          (a)     Except  as set forth in Section 4.11 of the Company Disclosure
                                          ------------
     Schedule or as would not, individually or in the aggregate, have a Material Adverse Effect on Company: (i) the Company and its Subsidiaries have all licenses, permits, authorizations, franchises, orders or approvals of any Governmental Entity (collectively, "Permits") material to the conduct of their respective businesses as presently conducted; (ii) such Permits are in full force and effect; and (iii) no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any Permit.

          (b)     No  Violation  of  Law.  Neither  Company  nor  any  of  its
                  ----------------------
     Subsidiaries is in violation of or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment of any governmental or regulatory body or authority, except for violations which, individually or in the aggregate, would not have a Material Adverse Effect on Company.

     4.12     Litigation.
              ----------

          (a) Other than matters existing or arising under Regulatory Laws in connection with the transactions contemplated by this Agreement which are to be dealt with as provided in Section 6.5, there are no claims,
                                               -----------
     suits, actions or proceedings pending or, to the knowledge of Company, threatened against, relating to or affecting Company or any of its Subsidiaries before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator that seek to restrain or enjoin the consummation of the Merger or seek other relief or remedy and which would reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings not otherwise disclosed in Section
                                                                         -------
     4.12  of the Company Disclosure Schedule, to have a Material Adverse Effect
     ----
     on Company. Except as set forth in the initial clause of the preceding sentence, as of the date hereof, neither Company nor any of its Subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, which (i) prohibits or restricts the consummation of the transactions contemplated by this Agreement or (ii) which would reasonably be expected, either alone or in the aggregate with all judgments, decrees, injunctions, rules or orders, to have a Material Adverse Effect on Company, or (iii) which restricts the conduct of the business of Company or any of its Subsidiaries or the ability of Company or any of its Subsidiaries to compete freely with any other Person. Except as disclosed in Section 4.12 of the
                   ------------


                              Page 13 of 51 Pages

     Company Disclosure Schedule, there are no (i) claims, suits, actions or proceedings pending against Company or any of its Subsidiaries, or (ii) to the knowledge of Company, material investigations or threatened material claims, suits, actions or proceedings against Company or any of its Subsidiaries, in either case, which would reasonably be expected either alone or in the aggregate, to result in a Material Adverse Effect on the Company.

          (b)     Section  4.12  of  the  Company Disclosure Schedule sets forth
                  -------------
     each action, suit, proceeding or, to the knowledge of the Company, investigation pending as of the date of this Agreement against Company or any Subsidiary of Company, or, to the knowledge of the Company, any director, officer or employee of Company or any Subsidiary of Company alleging any violation of federal or state securities laws, the DGCL or the rules or regulations of NASDAQ or any other securities exchange governing Company.

     4.13     Compliance with Agreements. Except as set forth in Section 4.13 of
              --------------------------                         ------------
the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (a) the charter or by-laws of Company or (b) the contracts, commitments, agreements, leases, licenses, and other instruments of Company or its Subsidiaries, except, in the case of clause (b) above, for breaches, violations and defaults which, alone or in the aggregate, would not have a Material Adverse Effect on Company.

     4.14     Books and Records.  The minute books of the Company have been made
              -----------------
available to Parent and Acquisition Sub, contain or will contain at Closing in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the shareholders and directors and any committees of the Company board of directors.

     4.15     Employee  Benefit  Plans;  ERISA.
              --------------------------------

          (a)     (1)  Section4.15  of the Company Disclosure Schedule lists (A)
                       -----------
     each plan, program, arrangement, practice and policy under which one, or more than one, current or former officer, employee or director of Company or a Subsidiary of Company has any right to employment, to purchase or receive any stock or other securities of Company or a Subsidiary of Company or to receive any compensation (whether in the form of cash or stock or otherwise) or benefits of any kind or description whatsoever in any material amount or under which Company or a Subsidiary of Company has any material liability and (B) each employee benefit plan within the meaning set forth in Section 3(3) of ERISA under which the Company or a Subsidiary has any liability.

               (2) Each plan, program, arrangement, practice and policy described in Section 4.15(a)(1) shall be referred to individually as a
                    -------------------
     "Union Plan" and shall be referred to collectively as the "Union Plans" if described in Section 414(f) of the Code, and each other plan, program, arrangement, practice and policy described in Section 4.15(a)(1) shall be
                                                     ------------------
     referred to individually as a "Company Plan" and collectively as the "Company Plans".

          (b) The Company has delivered or made available to Parent (i) a current, complete and accurate copy of each Company Plan which is set forth in writing (and any related trust, insurance contract or other funding arrangement) and a written summary of each Company Plan which is not set forth in writing and (ii) a copy of the most recent Annual Report (Form
     5500) and all related exhibits and reports) for each Company Plan which is subject to ERISA.


                              Page 14 of 51 Pages

          (c) No Company Plan is subject to Title IV of ERISA or Section 412 of the Code, and no Company Plan is a multiemployer plan within the meaning of Section 414(f) of the Code or a plan described in Section 413(c) of the Code. Neither the Company nor any Subsidiary has any liability for any withdrawal or partial withdrawal from any Union Plan and, based on information provided by each Union Plan subject to Title IV of ERISA, the Company has no reason to believe that either the Company or any Subsidiary would have any liability under Title IV of ERISA to any Union Plan if the Company or any of its Subsidiaries incurred a withdrawal or partial withdrawal from such Union Plan.

          (d) There have been no prohibited transactions within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code with respect to any of the Company Plans that could result in penalties, taxes, liabilities or indemnification obligations which, individually or in the aggregate, could have a Material Adverse Effect on Company, and there has been no other event, or more than one other event, with respect to any Company Plan that could result in any liability for the Company or any Subsidiary related to any excise Taxes under the Code or to any liabilities under ERISA which could have a Material Adverse Effect on Company.

          (e)     Each  Company  Plan  which  is  intended to be qualified under
     Section 401 (a) of the Code has received a favorable determination letter from the Internal Revenue Service on the plan as currently in effect or has pending an application for such a determination letter from the Internal Revenue Service on the plan as currently in effect, and the Company is not aware of any reason likely to result in the revocation of any favorable determination letter which has been received or in the Internal Revenue Service declining to issue a favorable determination letter on a pending application. The Company has provided to Parent a copy of the most recent Internal Revenue Service favorable determination letter with respect to each such Company Plan and, if such letter does not cover a Company Plan as currently in effect, a copy of the application to the Internal Revenue Service for such a letter.

          (f) Each Company Plan has been maintained and administered in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Company Plan or to the Company or any Subsidiary as a sponsor, a plan administrator or a fiduciary of such Company Plan. If a former Company Plan has been terminated by or all or any part of the liabilities of the Company or any Subsidiary for any current or former Company Plan or Union Plan have been transferred to another employer, such termination or transfer was properly effected and neither Company nor any of its Subsidiaries has any further liability with respect to such termination or transfer.

          (g)     Except  as set forth in Section 4.15 of the Company Disclosure
                                          ------------
     Schedule, neither the requisite corporate or stockholder approval of, nor the consummation of, the transactions contemplated by this Agreement will (either alone or together with any other event, including, any termination of employment) entitle any current or former officer, employee, director or other independent contractor of the Company or a Subsidiary to any change in control payment or benefit, transaction bonus or similar benefit or severance pay or accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Company Plan.

          (h)     Except  as set forth in Section 4.15 of the Company Disclosure
                                          ------------
     Schedule, neither the Company nor any of its Subsidiaries have any material liability in respect of post-retirement health, medical or life insurance benefits for any current or


                              Page 15 of 51 Pages
     former officer, employee, director or independent contractor except as required to avoid excise Tax under Section 4980B of the Code.

          (i) All contributions and other payment due from the Company or any of its Subsidiaries with respect to each Company Plan and each Union Plan (other than for routine and reasonable claims for benefits made in the ordinary course of the Company Plan's operations) have been made or paid in full or are shown in the Company Reports, and all of the assets which have been set aside in a trust, escrow account or insurance company separate account to satisfy any obligations under any Company Plan are shown on the books and records of each such trust or account at their current fair market value as of the most recent valuation date for such trust or account, and the fair market value of all such assets as of each such valuation date equals or exceeds the present value of any obligation under any Company Plan.

          (j) There are no pending or, to the knowledge of the Company, threatened claims with respect to a Company Plan (other than routine and reasonable claims for benefits made in the ordinary course of the plan's operations) or with respect to the terms and conditions of employment or termination of employment of any current or former officer, employee or independent contractor of the Company or any Subsidiary, which claims could result in any material liability to the Company or any of its Subsidiaries, and no audit or investigation by any domestic or foreign governmental or other law enforcement agency is pending or, to the knowledge of the Company or a Subsidiary, has been proposed with respect to any Company Plan.

          (k)     Section 4.15 of the Company Disclosure Schedule sets forth the
                  ------------
     number of individuals who were performing services for Company on December 31, 2003 who were classified by Company as independent contractors. Each individual who performs, or has performed, services for the Company or any Subsidiary of Company as an employee or as an independent contractor is, or has been, properly classified as an employee or as an independent contractor, except where failure to properly classify such individual(s) would not, individually or in the aggregate, have a Material Adverse Effect on Company.

          (l) Vesting for options which are outstanding under Company Stock Option Plans, including accelerated vesting which may occur at the Effective Time, has been or will be effected in accordance with the terms of the Company plans. Except as set forth in Section 4.16 of the Company
                                                     ------------
     Disclosure Schedule, the interests in or shares available for issuance under each such Company Stock Option Plan are properly registered pursuant to the Securities Act on a Form S-8.

     4.16     Labor  Matters.
              --------------

          (a)      Section 4.16(a) of the Company Disclosure Schedule, lists (i)
                   ---------------
     the corporate officers, corporate employees and non-corporate executives of the Company and its Subsidiaries who, upon termination of their employement by reason of the Merger are entitled to payments for severance or other similar payments, (ii) any written agreements regarding such payments and
     (iii) any other severance agreements with current or former employees or directors of the Company or any of its Subsidiaries: (A) that provide (in the case of each such agreement) for severance payments in excess of $30,000.00 or (B) where the current or former employee or director is otherwise entitled to receive annual base salary or annual fees from the Company or any of its Subsidiaries in excess of $30,000. Section 4.16(a) of
                                                              ---------------
     the Company Disclosure Schedule sets forth the standard severance policy of the Company applicable to employees generally.

          (b)     Except  as set forth in Section 4.16 of the Company Disclosure
                                          ------------
     Schedule, neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective


                              Page 16 of 51 Pages
     barganing agreement, contract or other agrement or understanding with a domestic labor union or domestic labor union organization. There is no unfair labor practice or labor arbitration proceeding or grievance pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries relating to their business that would, individually or in the aggregate, have a Material Adverse Efffect on Company, and no such proceeding or grievance has occurred within the past three years. There is no labor strike, dispute, requst for representation, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, have a Material Adverse Efffect on Company, and no such labor strike, dispute, request for representation, slowdown or stoppage has occurred within the past three years. To the Company's knowledge, there are no organizational efforts with respect to the formation of a collective barganing unit presently being made or threatened involving employees of Company or any of its Subsidiaries. The Company and each of its Subsidiaries have complied in all material respects with all labor and employment Laws, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other Taxes, except as would not, individually or in the aggergate, have a Material Adverse
     Efffect  on  Company.  Except  as  set forth in Section 4.16 of the Company
                                                     ------------
     Disclosure Schedule, neither Company nor any Company Subsidiary is delinquent in any material payment to any of its current or former officers, directors, employees or agents for any wages, salaries, commissions, bonuses or severance.

     4.17     Assets.  Except  as  provided  in  Section  4.17  of  the  Company
              ------                             -------------
Disclosure Schedule, Company and each Subsidiary of Company have good title to all of their respective assets and properties, including, but not limited to, those assets and properties reflected in Company's Balance Sheet, except only for assets subsequently disposed of in the ordinary course of business, free and clear of all Liens, except (a) as specifically reflected thereon, or (b) for Permitted Liens. To the knowledge of Company, all Company's and each Subsidiary's tangible and other operating assets, property and equipment, except those no longer carried on Company's books, are generally in good operating condition and repair in light of their age, free of structural or material mechanical defects (it being acknowledged that at any time certain of such assets may be in disrepair or needing replacement in the ordinary course) and to Company's knowledge conform with all applicable laws and regulations.

     4.18     Accounts  Receivable  and  Vendor  Receivables.  All  Accounts
              ----------------------------------------------
Receivable and Vendor Receivables of Company and each Subsidiary which have arisen in connection with the businesses or otherwise and which are reflected on Company's Balance Sheet, and all such receivables which will have arisen since December 31, 2003 have arisen only from bona fide transactions in the ordinary course of business and represent valid, collectible (net of any bad debt reserves) and existing claims. Except as set forth on Section 4.18 of the
                                                             ------------
Company Disclosure Schedule, and subject to customer credits, the payment of each Account Receivable and Vendor Receivable will not, as of the Closing Date, to the knowledge of the Company, be subject to any known defense, counterclaim or condition (other than Company's performance in the ordinary course of business) whatsoever. Section 4.18 of the Company Disclosure Schedule hereto
                        -------------
accurately lists, as of a date within five (5) days of execution of this Agreement, and will list, as of a date within five (5) days of the Closing Date, all receivables arising out of or relating to the businesses, the amount owing and the aging of such Accounts Receivable and Vendor Receivables. Company has provided Parent and Acquisition Sub the opportunity to review complete and correct copies of all instruments, documents and agreements evidencing such Accounts Receivable and Vendor Receivables and of all instruments, documents or agreements, if any, creating security therefor. Company represents and warrants that the bad debt reserves established for its Accounts Receivables and Vendor Receivables are sufficient to cover the risk of loss resulting from the uncollectability of such Accounts Receivables and Vendor Receivables.

     4.19     Real  Estate.
              ------------


                              Page 17 of 51 Pages

          (a)     The  Company  owns  no  real  property.

          (b)     Section 4.19 of the Company Disclosure Schedule sets forth the
                  ------------
     address of all material real property in which Company or any Subsidiary of Company holds a leasehold or subleasehold estate (the "Leased Real Property"; the leases or subleases for such Leased Real Property being referred to as the "Leases"). With respect to each of the Leases: (i) Company or such Subsidiary, as applicable, holds good and marketable title to the leasehold or subleasehold interest thereunder; (ii) neither Company nor any Subsidiary has assigned, subleased, mortgaged, deeded in trust or otherwise transferred or encumbered such Lease, or any interest therein, except as set forth in Section 4.19 of the Company Disclosure Schedule; and
                            ------------
     (iii) neither Company nor any Subsidiary is in default under the terms of such Leases, except for such defaults which would not, individually or in the aggregate, result in a Material Adverse Effect on the Company.

     4.20     Tangible  Personal  Property  Leases.
              ------------------------------------

          (a)     Section  4.20  of the Company Disclosure Schedule sets forth a
                  -------------
     list, that is accurate in all material respects, of all Tangible Property that is leased or subleased by Company and/or Subsidiary (each, a "Tangible Property Lease"). Company and each Subsidiary of Company has been in peaceable possession of the Tangible Property covered by such Tangible Property Lease since the commencement of the term thereof.

          (b) Each of the Tangible Property Leases is in full force and effect, except as the same would not, individually or in the aggregate, have a Material Adverse Effect on Company. Company and/or its Subsidiaries have complied with all commitments and obligations on their part to be performed or observed under each of the Tangible Property Leases, except for such noncompliance which would not, individually or in the aggregate, have a Material Adverse Effect on Company. The Company has not received any written notice of a default, offset or counterclaim under any of the Tangible Property Leases.


     4.21     Intellectual  Property.
              ----------------------

          (a) To the Company's knowledge, the Company and any Subsidiary of Company own or are licensed to use, or otherwise have the right to use all patents, and all registrations of the foregoing, or applications therefor, that are material to their respective businesses as presently conducted (collectively, the "Patents"). Except as would not, individually or in the aggregate, have a Material Adverse Effect on Company, the Company and any Subsidiary of Company own or are licensed to use, or otherwise have the right to use all trademarks, service marks, trade names, brand names, domain names, trade secrets, franchises, inventions, copyrights, and all other technology, intellectual property and intangible property, all registrations of the foregoing, or applications therefor, that are material to their respective businesses as presently conducted (collectively with the Patents, the "Proprietary Rights"). To the Company's knowledge, all patents, registered trademarks and copyrights referred to above which are registered in the name of the Company are valid. The Company has provided Parent with schedules of any Taxes or maintenance fees related to filings with the U.S. Patent and Trademark Office or U.S. Copyright Office, falling due within 180 days after the date of this Agreement, and any expirations of patents or registered trademarks or copyrights scheduled to occur within three years after the date of this Agreement.

          (b) Except as disclosed in the Company Reports filed prior to the date of this Agreement or Section 4.21(b) of the Company Disclosure
                                    ----------------
     Schedule, there are no claims pending or, to the Company's knowledge, threatened, that the businesses of the


                              Page 18 of 51 Pages

     Company or any of its Subsidiaries infringe upon the proprietary rights of others, nor, to the Company's knowledge, is there any existing or threatened infringement by any third party on, or any competing claim of right to use or own any of, the Proprietary Rights, in each case, except as would not, individually or in the aggregate, have a Material Adverse Effect on Company.

          (c)     Except  as  disclosed  in  Section  4.21(c)  of  the  Company
                                             ----------------
     Disclosure Schedule, to the knowledge of the Company, the Company and its Subsidiaries have the right to sell their products and services (whether now offered for sale or under development) free from any royalty or other obligations to third parties. To the knowledge of Company, none of the activities of the employees of the Company or any Subsidiary of Company on behalf of such entity violates any agreement or arrangement which any such employees have with former employers.

          (d) To the knowledge of the Company, none of the Company or any of its Subsidiaries is in material breach of, or has failed to perform in any material respect under, any of the contracts, licenses and agreements listed in Section 4.21(c) of the Company Disclosure Schedule, and, to the
                 ---------------
     Company's knowledge, no other party to any such contract, license or agreement is in material breach thereof or has failed to perform in any material respect thereunder.

     4.22     Insurance.
              ---------

          (a)     Except  as  set  forth  in  Section  4.22(a)  of  the  Company
                                              ----------------
     Disclosure Schedule, the Company has made available to Parent and Acquisition Sub all current material insurance policies and binders ("Insurance Policies") (i) insuring the business or properties of the Company or the Subsidiaries of Company or (ii) which provides insurance for any director, officer, employee, fiduciary or agent of the Company or any Subsidiaries of Company, that is held by or on behalf of the Company or any Subsidiary of Company.

          (b) All policies or binders of insurance held by or on behalf of the Company and the Subsidiaries of Company are in full force and effect and are in conformity, in all material respects, with the requirements of all leases or other agreements to which the Company or the relevant Subsidiary is a party and are valid and enforceable in accordance with their terms, in each case, except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company nor any Subsidiary is in default with respect to any provision contained in such policy or binder nor has the Company or any Subsidiary of Company failed to give any notice or present any claim under any such policy or binder in due and timely fashion, except as would not, individually or in the aggregate, have a Material Adverse Effect on Company. There are no outstanding unpaid material claims under any such policy or binder. Except as set forth in Section 4.22(b) of the Company
                                                  ---------------
     Disclosure Schedule, neither the Company nor any Subsidiary of Company has received written notice of cancellation or non-renewal of any such policy or binder or disclaiming coverage or reserving rights with respect to any claim or any such policy or binder in general.

     4.23     Commercial  Relationships.
              -------------------------

          (a)     Schedule 4.23(a) of the Company Disclosure Schedule sets forth
                  ----------------
     the top ten customers of the Company and the Subsidiaries of Company in the year ended December 31, 2003 measured in terms of aggregate sales volume. (each a "Customer"). Except as set forth in Section 4.23(a) of the Company
                                                  ---------------
     Disclosure Schedule, prior to the date of this Agreement, none of the Company or any Subsidiaries of Company has received any written notice of any intent of a Customer to terminate, cancel or materially alter its business relationship with the Company or any of the Subsidiaries of Company.


                              Page 19 of 51 Pages

          (b)     To  the  knowledge  of  the  Company,  except  as set forth in
     Section  4.23(b)  of  the Company Disclosure Schedule, prior to the date of
     ----------------
     this Agreement, none of the Company or any Subsidiaries of Company has received from any of its top ten (10) suppliers measured in terms of aggregate purchase volume from its suppliers in the year ended December 31, 2003 (each a "Supplier") any written notice of any intent of a Supplier to terminate, cancel or materially alter its business relationship with the Company or any of the Subsidiaries of Company.

     4.24     Environmental  Matters.
              ----------------------

          (a)     Definitions.
                  -----------

          "Environmental  Law"  means  any  applicable  Federal, state, local or
           ------------------
          foreign laws, relating to (a) the protection, preservation or restoration of the environment (including, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Substances, in each case as amended and as in effect on the date hereof.

          "Hazardous  Substance" means any substance listed, defined, designated
           --------------------
          or classified as hazardous, toxic, radioactive, or dangerous, or otherwise regulated, under any Environmental Law. Hazardous Substance includes any substance for which exposure is regulated by any government authority or any Environmental Law including, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, or asbestos containing material, urea formaldehyde foam insulation, lead or polychlorinated byphenyls.

          "Contamination"  (or  "Contaminated")  means  the  known  presence  of
           -------------         ------------
          Hazardous Substances in, on or under the soil, groundwater, surface water or other environmental media if any investigatory, remedial, removal reporting or other response action is required or legally could be required by a Governmental Entity under any Environmental Law with respect to such presence of Hazardous Substances.

          (b)     Environmental  Conditions.
                  -------------------------

               (i) each of the Company and the Subsidiaries of Company is and has been in compliance with all applicable Environmental Laws, including without limitation, the possession of or having applied for all Permits required under applicable Environmental Laws, and compliance with their terms and conditions, except as would not, individually or in the aggregate, have a Material Adverse Effect on Company. Each of the Company and the Subsidiaries of Company has made all reports and given all notices required by Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect on Company;

               (ii) No civil, criminal or administrative suit, claim, action or proceeding is pending, and to the Company's knowledge, there is no pending investigation by any Governmental Entity, under any Environmental Law relating to any operations, property or facility owned, operated or leased, or previously owned, operated or leased, by the Company or any Subsidiary of Company or


                              Page 20 of 51 Pages
          any location at or to which the Company or any Subsidiary of Company has disposed of, transported or arranged for the disposal of Hazardous Substances that, individually or in the aggregate, would have a Material Adverse Effect on Company. There are no outstanding orders, judgments or decrees of any court or of any Governmental Entity under any Environmental Law which specifically apply to any of the Company and the Subsidiaries of Company or any of their respective assets or operations and that, individually or in the aggregate, would be material to the business of the Company and the Subsidiaries of Company taken as a whole;

               (iii) In the last three years, none of the Company or the Subsidiaries of Company with operations in the United States has received from any Governmental Entity or any other Person notice that it has been named as a responsible or potentially responsible party under any Environmental Law for any site Contaminated by Hazardous Substances nor has the Company or any Subsidiary of Company received a request for information about any such site;

               (iv) To the knowledge of the Company, except as disclosed in environmental reports and documents that have been made available to Parent and Acquisition Sub and are listed in Section 4.24(b)(iv) of
                                                          -------------------
          the Company Disclosure Schedule or as would not, individually or in the aggregate, have a Material Adverse Effect on Company, no portion of any property currently owned, leased or occupied by the Company or any Subsidiary of Company is Contaminated, and no Contamination occurred during the Company's or any Subsidiary of Company's prior ownership, lease or occupancy of other property;

               (v) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Company, none of the Company or any Subsidiary of Company has been notified by any Governmental Entity that it is currently liable under the Comprehensive Environmental Response, Compensation and Liability Act or any comparable state or federal Environmental Law for investigation, remedial, removal or other response costs, natural resources damages or other claims (including administrative orders) arising out of the release or threatened release of any Hazardous Substance;

               (vi) To the Company's knowledge, none of the Company or any Subsidiary of Company has expressly assumed the liability of any other Person for, and has not agreed to indemnify any other Person against, claims arising out of the release of Hazardous Substances into the environment or other claims under Environmental Laws, except for any agreement to indemnify a lessor of real property contained in the lease between such lessor and the Company or any Subsidiary of Company;

               (vii) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Company, during the past three years, no Governmental Entity has issued any citation or notice of violation or noncompliance under any Environmental Law to the Company or any Subsidiary of Company;

               (viii) The Company or any Subsidiary of Company has not released any insurance policies, or waived or fully released all rights under insurance policies, that may provide coverage for liabilities under Environmental Laws or liabilities or damages otherwise arising out of the release of Hazardous Substances into the environment;


                              Page 21 of 51 Pages

               (ix) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Company, none of the Company or any Subsidiary of Company owns or operates any of the following and none of the following are located on any property owned, leased or occupied by the Company or any Subsidiary of Company: (A) underground storage tank (whether or not in use or decommissioned and whether not regulated or exempt from regulation); (B) underground injection well as defined under any Environmental Law; (C) surface impoundment or lagoon; (D) landfill (unless legally closed); (E) hazardous waste treatment, storage or disposal unit or facility regulated under the Resource Conservation and Recovery Act as amended (RCRA) or any comparable Environmental Law; or (F) any radioactive material for which a license or permit (including general permits and permits by rule) is required under any Environmental Law; and

               (x) The Company has made available to Parent and Acquisition Sub copies of material reasonably available reports, studies, investigations and audits in the possession of the Company pertaining to environmental matters relating to the Company or any Subsidiary of Company, its present operations or any property currently owned, leased or occupied by the Company or any Subsidiary of Company, including without limitation compliance with Environmental Laws, employee safety or Contamination.

     4.25     Contracts  and  Commitments.
              ---------------------------

          (a) Except for contracts, commitments, agreements, leases, licenses, and other instruments disclosed in Section 4.25 of the Company
                                                     ------------
     Disclosure Schedule (collectively, the "Material Contracts"), neither Company nor any of its Subsidiaries is a party to or bound by: (a) any agreements with any present employee, officer or director (or former employee, officer or director to the extent there remain at the date hereof obligations to be performed by Company or any of its Subsidiaries), other than individual non-competition and/or confidentiality agreements with employees entered into in the ordinary course of business; (b) any material agreements with a consultant, sales representative, agent or dealer not terminable upon 30 days written notice; (c) agreements or indentures relating to the borrowing of money or the deferred purchase price of property (in either case whether or not secured in any way), or any guarantee of any of the foregoing, having a remaining balance on the date hereof in an amount exceeding $100,000 or in respect of which Company or one of its Subsidiaries is not authorized to prepay the related indebtedness on 30 days or less advance notice; (d) any partnership, joint venture, profit-sharing or similar agreement; (e) contracts, not entered into in the ordinary course of business on an arm's-length basis, that are material to Company; (f) any collective bargaining agreements, memoranda or understanding, settlements or other labor agreements with any union or labor organization applicable to Company, its Affiliates or their employees; (g) any agreements or arrangements for the acquisition or sale of any business of Company entered into since January 1, 2001 (or, without regard to such date, to the extent any indemnification or similar obligations of Company or any of its Subsidiaries exist as of the date of this Agreement) or any such agreement or arrangement, regardless of when such agreement or arrangement was entered into, that has not yet been consummated or in respect of which Company or any of its Subsidiaries has any remaining obligations (whether by merger, sale or purchase of assets or stock, consolidation, share exchange or otherwise); (h) any agreement which imposes non-competition or non-solicitation restrictions, or any "exclusivity" or similar provision or covenant, including any organizational conflict of interest prohibition, restriction, representation, warranty or notice provision or any other restriction on future contracting set forth in Company's Government Contracts, other than non-solicitation restrictions relating to clients' or the Company's employees contained in the Company's contracts entered into in the ordinary course of business; (i) any employment, severance


                              Page 22 of 51 Pages
     or other similar agreement which contains a change of control or "golden parachute" provision; and (j) any other agreements to which Company or any of its Subsidiaries is a party or by which they or any of their assets are bound and which involves consideration or other obligation in excess of $250,000.00 annually.

     4.26     Section 203 of the DGCL Not Applicable.  The Board of Directors of
              --------------------------------------
Company has approved the Merger, this Agreement and transactions contemplated hereby and thereby, and such approval is sufficient to render inapplicable to the Merger and the other transactions contemplated hereby the restrictions contained in Section 203 of the DGCL, and no other antitakeover or similar statute or regulation of the State of Delaware or any other state or jurisdiction applies or purports to apply to any such transactions.

     4.27     Government  Contracts.  Except as set forth in Section 4.27 of the
              ---------------------                          ------------
Company Disclosure Schedule, to the knowledge of Company, with respect to services rendered to a Governmental Entity pursuant to any Government Contracts, there is, as of the date of this Agreement, no (a) civil fraud or criminal investigation of any Governmental Entity that, individually or in the aggregate, has had or would have a Material Adverse Effect on Company, (b) suspension or debarment proceeding (or equivalent proceeding) against Company or any of its Subsidiaries that, individually or in the aggregate, has had or would have a Material Adverse Effect on Company, (c) request by a Governmental Entity for a contract price adjustment based on a claimed disallowance by the Defense
Contract Audit Agency (or other applicable Governmental Entity) or claim of defective pricing in excess of $25,000, (d) dispute between Company or any of its Subsidiaries and a Governmental Entity which, since December 31, 2000,has resulted in a government contracting officer's final decision where the amount in controversy exceeds or is expected to exceed $50,000 or (e) claim or request for equitable adjustment by Company or any of its Subsidiaries against a Governmental Entity in excess of $25,000.

     4.28     Relations  with Governments.  To the knowledge of Company, neither
              ---------------------------
Company nor any of its Subsidiaries, nor any director, officer, agent or employee of Company or any of its Subsidiaries, has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (b) made any unlawful payment or offered anything of value to foreign or domestic government officials or employees or to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns, (c) made any other unlawful payment, or (d) violated any applicable export control, money laundering or anti-terrorism law or regulation, nor have any of them otherwise taken any action which would cause Company or any of its Subsidiaries to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law of similar effect.

     4.29     Stockholder  Rights  Plan.  As  of  the  date  of  this Agreement,
              -------------------------
Company  does  not  have  any  stockholder  rights  plan  in  effect.

     4.30     No Existing Discussions. As of the date of this Agreement, Company
              -----------------------
is not engaged, directly or indirectly, in any negotiations or discussions with any other party with respect to an Acquisition Proposal.

     4.31     Disclosure  Documents.  None  of the information supplied or to be
              ---------------------
supplied by Company for inclusion or incorporation by reference in the Proxy Statement or any amendment or supplement thereto shall, at the date the Proxy
Statement or any such amendment or supplement is first mailed to the Company Common Stockholders or at the time of the Stockholders' Approval contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under, which they were made, not misleading. No representation or warranty is made by Company in this Section 4.31 with respect to statements made or incorporated by reference therein based on information that was not supplied by Company or its Subsidiaries for inclusion or incorporation by


                              Page 23 of 51 Pages
reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

     4.32     Advisors'  Fees.  Except  for  Updata  Capital,  a  copy  of whose
              ---------------
engagement agreement has been made available to Parent prior to the date of this Agreement, there is no investment banker, broker, finder, financial advisor or other intermediary that has been retained by or is authorized to act on behalf of Company or any of its Subsidiaries who might be entitled to any fee from Company or any of its Subsidiaries (including, after the consummation of the Merger from Parent or Acquisition Sub) in connection with the Merger or any of the other transactions contemplated by this Agreement.

     4.33     Opinion of Financial Advisor.  Company has received the opinion of
              ----------------------------
Updata Capital, financial advisor to Company, to the effect that as of the date of this Agreement, the Merger Consideration is fair to the Stockholders from a financial point of view.

     4.34     Certain Loans, Split Dollar Arrangements and Other Transactions No
              ---------------------------------------------------------------
present or former director, officer or employee (or Person affiliated with any such director, officer or employee) of Company or any of its Subsidiaries owes money to Company or any of its Subsidiaries pursuant to a loan or other arrangement. Except as set forth in Company Reports, since January 1, 2000, no event has occurred that would be required to be reported as a "Certain
Relationship or Related Transaction" disclosure pursuant to Item 404 of Regulation S-K promulgated by the SEC. As of the date of this Agreement, neither Company nor any of its Subsidiaries have any loan or any split dollar arrangement in existence that is in violation of the applicable provisions of the Sarbanes-Oxley Act.

     4.35     Territorial  Restrictions.  Except as described in Section 4.35 of
              -------------------------                          ------------
the Company Disclosure Schedule, neither Company nor any Subsidiary of Company is restricted by any written agreement or understanding with any other Person (excluding applicable laws of Governmental Entities) from carrying on the businesses anywhere in the world.

     4.36     Product  Liability.   To  the  Company's  knowledge,  there are no
              ------------------
material product liability claims against Company or any Subsidiary of Company, either potential or existing, which are not fully covered by product liability insurance coverage or which are not covered by any manufacturers warranty provided to Company or any Subsidiary of Company, which, if determined adversely to Company or any Subsidiary of Company, could have a Material Adverse Effect on Company.

     4.37     Immigration  Compliance.
              -----------------------

          (a) Company and each Subsidiary of Company are in compliance in all material aspects with all applicable federal, state and local laws, rules, directives and regulations relating to the employment authorization of their respective employees (including, without limitation, the Immigration Reform and Control Act of 1986, as amended and supplemented, and Section 212(n) and 274A of the Immigration and Nationality Act, as amended and supplemented, and all implementing regulations relating thereto), and Company and its Subsidiaries have not, to the knowledge of the Company, employed nor are any such entities currently employing, to the knowledge of the Company, any unauthorized aliens (as such term is defined under 8 CFR 274a.1(a)).

          (b) Neither Company nor any Subsidiary of Company has received any notice from the Immigration and Naturalization Service (the "INS") or the United States Department of Labor (the "DOL") of the disapproval or denial of any visa petition or entry permit pending before the INS or labor certification pending before the DOL on behalf of any employee or prospective employee of Company or any Subsidiary of Company.


                              Page 24 of 51 Pages

          (c) Since the approval of each of their respective visa petitions, there has been no material change in the terms and conditions of employment of any employees of Company or any Subsidiary of Company who are employed on visas.

          (d) Company shall have delivered or made available to Parent and Acquisition Sub true, accurate and complete copies of all visa petitions, entry permits and visa applications (and all supporting documents) submitted to the INS for all foreign employees and prospective foreign employees of Company and any Subsidiary of Company.

     4.38     Preference  Payments.  Neither  Company  nor  any  Subsidiary  of
              --------------------
Company has received any payments from any third party creditor presently seeking protection under Chapter 11 or Chapter 7 of the Bankruptcy Code that could be set aside as a preference item within the meaning of Section 547 of the Bankruptcy Code, as such section may hereafter be amended that individually or in the aggregate has had or would have a Material Adverse Effect on Company.

     4.39     Vote  Required.  The  affirmative votes of holders of greater than
              --------------
fifty percent (50%) of the outstanding shares of Company Common Stock entitled to vote thereon are the only votes of the holders of any class or series of Company Capital Stock necessary to approve this Agreement and the transactions contemplated by this Agreement.

     4.40     Minority  Business  Status.  Neither Company nor any Subsidiary of
              --------------------------
Company is certified as a minority business enterprise under any federal, state or local certification process and none of the businesses of Company or any Subsidiary of Company has been awarded as a result, or predicated upon, Company's or any Subsidiary of Company's certification of being a minority business supplier.

     4.41     Acquisitions.  Section  4.41  of  the  Company Disclosure Schedule
              ------------   -------------
sets forth all the acquisitions of other businesses made by Company and/or any Subsidiary of Company during the past ten (10) years. Company represents that no claims for indemnification against Company or Subsidiary or any other liability emanating out of said transactions may be asserted against Company or any Subsidiary of Company that could have a Material Adverse Effect on Company.

     4.42     Definition of Company's Knowledge.  As used in this Agreement, the
              ---------------------------------
phrase "to the knowledge of Company" or any similar phrase means the actual knowledge of the individuals identified in Section 4.42 of the Company
                                                 -------------
Disclosure  Schedule.

     4.43     No  Additional Representations.  Company acknowledges that neither
              ------------------------------
Parent nor Acquisition Sub, nor any other Person advising or acting on behalf of Parent, Acquisition Sub, or any Affiliate of Parent or Acquisition Sub, has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Parent or Acquisition Sub or the business conducted by Parent or Acquisition Sub, in each case, except as expressly set forth in this Agreement.

     4.44     Disclosure.  None  of  the  representations and warranties made by
              -----------
Company herein, or made in any certificate furnished or to be furnished by it, pursuant to the requirements of this Agreement, including any disclosures made in the Company Disclosure Schedule, contains or will contain any untrue statement of a material fact or omits or will omit any material fact, an omission of which could, in light of the circumstances in which it was made, be misleading. Company has no knowledge of any factors materially adversely affecting the future prospect of the business of the Company and its Subsidiaries, taken as a whole, which has not been disclosed in this Agreement and the Company Disclosure Schedule, other than any change, circumstance, fact, event or effect relating to (i) the securities markets in general, (ii) the economy in general, except if the Company and its Subsidiaries is adversely affected in a materially disproportionate manner as compared to similarly situated entities, (iii) the industries in which the


                              Page 25 of 51 Pages

Company and its subsidiaries operate and not specifically relating to the Company and its Subsidiaries, including changes in legal, accounting or regulatory changes, or conditions, except if the Company and its Subsidiaries is adversely affected in a materially disproportionate manner as compared to other comparable participants in such industries, or (iv) the announcement of the Merger and the performance of the obligations of the parties under this Agreement (including any cancellations or delays in contract awards and any impact on relationships with customers, prime contractors, subcontractors or suppliers to the extent but only to the extent relating to the announcement of the Merger or the performance of the obligations of the parties hereunder).


                                    ARTICLE 5
          REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB
          ------------------------------------------------------------

     Except as set forth in the Parent Disclosure Schedule (with specific reference to the relevant sections of the representations and warranties or covenants in this Agreement or disclosure in such a way to make its relevance to the information called for by the representations and warranties or covenants readily apparent) or in the Parent SEC Reports, or as otherwise expressly contemplated by this Agreement, Parent and Acquisition Sub represent and warrant to Company as follows:

     5.1     Organization,  Standing,  etc. of Parent and Acquisition Sub.  Each
             ------------------------------------------------------------
of Parent and Acquisition Sub are corporations duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of their incorporation, have the requisite corporate power and authority to own their assets and to carry on their businesses as presently conducted. Each of Parent and Acquisition Sub is duly qualified as a foreign corporation to do business in and is in good standing in each jurisdiction where it is presently engaged in business and is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect on Parent or Acquisition Sub. Parent and Acquisition Sub have delivered or made available to Company true and complete copies of its respective Certificates of Incorporation and all amendments thereto to the date hereof and its Bylaws as presently in effect on the date of this Agreement, including all amendments thereto.

     5.2     Authorization  and Execution.  Parent and Acquisition Sub have full
             ----------------------------
corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement has been approved by the respective Boards of Directors of Parent and Acquisition Sub and by Parent as the sole stockholder of Acquisition Sub and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize the execution and delivery of this Agreement and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming the due authorization, execution and delivery thereof by Company, constitutes a valid and legally binding Agreement of Parent and Acquisition Sub enforceable against each of them in accordance with its term, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditor rights generally, and (ii) general equitable principles.

     5.3     Absence  of  Conflicts;  Governmental  Authorizations.
             -----------------------------------------------------

          (a) The execution and delivery of this Agreement by Parent and Acquisition Sub does not violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or give rise to any obligation to make payments or provide compensation under, or result in the creation of any Lien upon any of the properties or assets of Parent and Acquisition Sub under any of the terms, conditions or provisions of (i) the respective charters, by-laws, partnership


                              Page 26 of 51 Pages
     agreements, trust declarations, operating agreements, or other similar organizational instruments of Parent and Acquisition Sub or any of their Subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Parent and Acquisition Sub or any of their Subsidiaries or any of their respective properties or assets or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease, partnership agreement, joint venture agreement or other instrument, obligation or agreement of any kind to which Parent and Acquisition Sub or any of their Subsidiaries is now a party or by which Parent and Acquisition Sub or any of their Subsidiaries or any of their respective properties or assets may be bound or affected. The consummation by Parent and Acquisition Sub of the transactions contemplated by this Agreement will not result in any violation, conflict, breach, termination, acceleration or creation of Liens under any of the terms, conditions or provisions described in clauses (i) through (iii) of the preceding sentence. Excluded from the foregoing two sentences of this paragraph (b), insofar as they apply to the terms, conditions or provisions two described in clauses (ii) and (iii) of the first sentence of this paragraph (b) are such violations, conflicts, breaches, defaults, termination, accelerations, payments, compensations or creations of Liens that, individually or in the aggregate, would not have a Material Adverse Effect on Parent and Acquisition Sub.

          (b) Except for the Parent and Acquisition Sub Required Statutory Approvals, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Parent or Acquisition Sub or the consummation by Parent or Acquisition Sub of the transactions contemplated thereby. Excluded from the foregoing sentence are such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect on Parent or Acquisition Sub.

     5.4     Capitalization.  (a)  The  authorized  capital  stock  of  Parent
             --------------
consists of 20,000,000 shares of Parent Common Stock and 2,000,000 shares of Parent Preferred Stock. As of May 5, 2004, the only shares of capital stock of Parent that are issued and outstanding are 12,258,186 shares of Parent Common Stock, all of which were validly issued, and are fully paid and nonassessable and free of preemptive rights. (b) The authorized capital stock of Acquisition Sub consists of 1500 shares of Acquisition Sub Common Stock, of which 100 shares are issued and outstanding as of the date hereof. All the shares of Acquisition Sub that are issued and oustanding were validly issued and are fully paid, nonassessable and free of preemptive rights.

     5.5     SEC Reports.  The Company has had access through publicly-available
             -----------
information to (i) Parent's Annual Report on Form 10-K for the year ended January 5, 2004, as filed with the SEC (the "Parent 10-K"), (ii) its quarterly report on Form 10-Q for the quarter ended October 5, 2003, as filed with the SEC (the "Parent 10-Q"), (iii) all proxy statements relating to Parent's meetings of shareholders held, and (iv) all other documents filed by Parent with the SEC under the Exchange Act or the Securities Act since January 5, 2000 (the "Parent SEC Reports"). As of their respective dates, such documents complied, and all documents filed by Parent with the SEC under the Exchange Act or the Securities Act between the date of this Agreement and the Closing Date will comply, in all material respects with applicable SEC requirements and did not, or in the case of documents filed on or after the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in Section 5.5 of the Parent Disclosure Schedule, all Parent SEC Reports have
    ------------
been timely filed with the SEC and constitute all forms, reports and documents required to be filed by Parent under the Exchange Act and the Securities Act since January 5, 2000. Between the date of this Agreement and the Closing Date, Parent will timely file with the SEC all documents required to be filed by it under the Exchange Act or the Securities


                              Page 27 of 51 Pages

Act. No Parent Subsidiary is required to file any form, report or other document with the SEC. The certifications of the chief executive officer and chief financial officer of Parent required by Rules 13a-14 and 15d14 of the Exchange Act with respect to the Parent SEC Reports, as applicable, are true and correct as of the date of this Agreement, as they relate to a particular Parent SEC Report, as though made as of the date of this Agreement. Parent has established and maintains disclosure controls and procedures, has conducted the procedures in accordance with their terms and has otherwise operated in compliance with the requirements under Rules 13a-15 and 15d-15 of the Exchange Act.

     5.6     Financial  Statements.  Each  of the consolidated balance sheets of
             ---------------------
Parent included in or incorporated by reference into the Parent SEC Reports (including, in each case, any related notes) fairly presents in all material respects the consolidated financial position of Parent and the Parent Subsidiaries as of its date and each of the consolidated statements of income, shareholders' investment and cash flows of Parent included in or incorporated by reference into the Parent SEC Reports (including, in each case, any related notes) fairly presents in all material respects the consolidated financial position, results of operations or cash flows, as the case may be, of Parent and the Parent Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which in the aggregate were not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein.

     5.7     Absence  of  Undisclosed  Liabilities.  Except  as set forth in the
             -------------------------------------
Parent  SEC  Reports  or in Section 5.7 of the Parent Disclosure Schedule, as of
                            -----------
January 5, 2004 , Parent and the Parent Subsidiaries had no material liabilities of any nature, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others or liabilities for taxes due or then accrued or to become due), required to be reflected or disclosed in the balance sheet dated January 5, 2004(or the notes thereto) included in the Parent 10-K (the "Parent Balance Sheet") that were not adequately reflected or reserved against on the Parent Balance Sheet. Except as set forth in Section 5.7 of the Parent Disclosure
                                            -----------
Schedule, Parent has no material liabilities of any nature, whether accrued, absolute, contingent or otherwise, other than liabilities (i) adequately reflected or reserved against on the Parent Balance Sheet , (ii) incurred since January 5, 2004in the ordinary course of business, or (iii) that would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

     5.8     Absence  of  Adverse Changes.  Since January 5, 2004, there has not
             ----------------------------
been any change, event or circumstance that has had, or would have, a Material Adverse Effect on Parent.

     5.9     Actions  and  Proceedings.  Except  as  set forth in the Parent SEC
             -------------------------
Reports  or  in  Section  5.9  of  the  Parent Disclosure Schedule, there are no
                 ------------
actions, suits or claims or legal, administrative or arbitration proceedings pending or, to the knowledge of Parent, threatened against Parent or Acquisition Sub that, individually or in the aggregate, would have a Material Adverse Effect on Parent. Except as set forth in Section 5.9 of the Parent Disclosure
                                         ------------
Schedule, there is no writ, order, injunction, judgment or decree in effect or, to the knowledge of Parent, threatened that is applicable to Parent or Acquisition Sub or by which any of their respective properties or assets is bound and that, individually or in the aggregate, would be material to the business of Parent and Acquisition Sub taken as a whole.

     5.10     Proxy  Statement..  None  of  the  information  supplied by Parent
              ----------------
specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to holders of Company Common Stock or at the time of the Company Shareholders Meeting (except as supplemented by Parent to reflect changes in information so supplied at the time of such meeting), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                              Page 28 of 51 Pages

     5.11     Advisors'  Fees.  Except  for Bear Stearns, there is no investment
              ---------------
banker, broker, finder, financial advisor or other intermediary that has been retained by or is authorized to act on behalf of Parent or Acquisition Sub who might be entitled to any fee from Parent or Acquisition Sub (including, after the consummation of the Merger from Parent or Acquisition Sub) in connection with the Merger or any of the other transactions contemplated by this Agreement.

     5.12.     Company  Shares  and  Acquisition  Sub  Interests.
               -------------------------------------------------

          (a)     Except  as  set forth in Section 5.12 of the Parent Disclosure
                                           ------------
     Schedule, neither Parent nor Acquisition Sub beneficially owns any Company Shares. With respect to the Company Shares held by Parent or Acquisition Sub as set forth in Section 5.12 of the Parent Disclosure Schedule, (i)
                             ------------
     neither Parent nor Acquisition Sub acquired any such Company Shares in connection with or in contemplation of the Merger and (ii) Parent and Acquisition Sub acquired such Company Shares more than two years prior to the date of this Agreement.

          (b) Acquisition Sub currently is, and at all times since its formation has been, organized as a corporation under the laws of the State of Delaware. Parent currently is, and at all times since the formation of Acquisition Sub has been, the sole owner of 100% of the outstanding stock of Acquisition Sub.

     5.13     Definition  of Parent's Knowledge.  As used in this Agreement, the
              ---------------------------------
phrase "to the knowledge of Parent' or any similar phrase means the actual knowledge of the individuals identified in Section 5.13 of the Parent Disc
                                                 ------------
losure  Schedule.

     5.14     Financing.  Parent  has  obtained  all  necessary  financing
              ---------
commitments and unconditional approvals necessary to consummate the transactions contemplated hereby.

     5.15     Disclosure.  None  of  the  representations  or warranties made by
              ----------
Parent herein, or made in any certificate furnished or to be furnished by it, pursuant to the requirements of this Agreement, including any disclosures made in the Parent Disclosure Schedule, contain or will contain any untrue statement of a material fact or omits or will omit any material fact, an omission of which could, in light of the circumstances in which it was made, be misleading. Parent has no knowledge of any factors materially adversely affecting the future prospect of Parent's business which has not been disclosed in this Agreement and the Disclosure Schedule, other than any change, circumstance, fact, event or effect relating to (i) the securities markets in general, (ii) the economy in general, except if the Parent and its Subsidiaries is adversely affected in a materially disproportionate manner as compared to similarly situated entities,
(iii) the industries in which the Parent and its Subsidiaries operate and not specifically relating to the Parent and its Subsidiaries, including changes in legal, accounting or regulatory changes, or conditions, except if the Parent and its Subsidiaries is adversely affected in a materially disproportionate manner as compared to other comparable participants in such industries, or (iv) the announcement of the Merger and the performance of the obligations of the parties under this Agreement (including any cancellations or delays in contract awards and any impact on relationships with customers, prime contractors, subcontractors or suppliers to the extent but only to the extent relating to the announcement of the Merger or the performance of the obligations of the parties hereunder).


                                    ARTICLE 6
                                    COVENANTS
                                    ---------

     6.1     Conduct  of  Businessby Company Pending the Merger.  After the date
             --------------------------------------------------
hereof  and  except  as  set  forth  in  Section  6.1  of the Company Disclosure
                                         ------------
Schedule, prior to the Closing Date or earlier termination of this Agreement, unless Parent shall otherwise agree in writing


                              Page 29 of 51 Pages

(which consent shall not be unreasonably withheld or delayed), Company shall, and shall cause its Subsidiaries, subject to restrictions imposed by applicable law, to:

          (a) conduct its business in the ordinary and usual course of business and consistent with past practice;

          (b) not (i) amend or propose to amend its certificate of incorporation or by-laws, (ii) split, combine or reclassify its outstanding capital stock, (iii) declare, set aside or pay any dividend or distribution payable in stock or property, or (iv) repurchase, redeem or otherwise acquire any of its outstanding share of capital stock;

          (c) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of its or its Subsidiaries' capital stock, or any debt or equity securities convertible into, exchangeable for or exercisable for such capital stock, or enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing, except for issuances of Company Common Stock pursuant to the exercise of rights or options outstanding as of the date of this Agreement under the Company Stock Option Plans outstanding as of the date of this Agreement and except for issuance of Company Common Stock pursuant to the exercise of rights outstanding as of the date of this Agreement under the Company Warrants outstanding as of the date of this Agreement and except for equity to be issued under Interim Additional Financing upon terms approved by Parent, such approval not to be unreasonably withheld or delayed;

          (d) not (i) incur or become contingently liable with respect to any indebtedness for borrowed money, except for indebtedness incurred under the Company's revolving credit facility from time to time in the ordinary course of business, and except for debt to be issued under Interim Additional Financing upon terms approved by Parent, such approval not to be unreasonably withheld or delayed, (ii) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock or any options, warrants or rights to acquire any of its capital stock or any security convertible into or exchangeable for its capital stock, (iii) make any acquisition of any assets or businesses or any other capital expenditures other than expenditures for fixed or capital assets in the ordinary course of business, (iv) sell, pledge, dispose of or encumber any assets or businesses other than sales in the ordinary course of business, (v) loan, advance funds or make any investment in or capital contribution to any other Person other than to any Subsidiary or to employees for travel and other business related expenses in the ordinary course of business, or (vi) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

          (e) use commercially reasonable efforts to preserve intact its business organizations and goodwill, keep available the services of its present officers and key employees, preserve the goodwill and business relationships with customers, suppliers and others having business relationships  with  Company  and,  except as permitted pursuant to Section
                                                                         -------
     6.3,  not  engage in any action, directly or indirectly, with the intent to
     ---
     adversely  impact  the  transactions  contemplated  by  this  Agreement;

          (f) use commercially reasonable efforts to maintain with financially responsible insurance companies insurance on its tangible assets and its business in such amounts and against such risks and losses as are consistent with past practice;

          (g) not enter into any plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Company or any of its Subsidiaries (other than the transactions contemplated by this Agreement);


                              Page 30 of 51 Pages

          (h) not alter, through merger, liquidation, reorganization, restructuring or any other fashion, the corporate structure or ownership of any of Company's Subsidiaries;

          (i) not enter into any sale, lease or license or suffer to exist any Lien (except for Permitted Liens) in respect of any of its assets, other than (i) Liens securing intercompany indebtedness, (ii) sales or dispositions of property or inventory in the ordinary course of business consistent with past practice, (iii) leases and licenses with a term of less than one year of property in the ordinary course of business consistent with past practice, (iv) leases and licenses with a term of at least one year of property in the ordinary course of business consistent with past practice and (v) sales, leases or licenses with respect to immaterial assets;

          (j) not enter into any Material Contract and/or any Government Contract in excess of $100,000.00 Dollars or for a term in excess of 1 year, other than contracts with clients entered into in the ordinary course of business.

          (k) except as required by generally accepted accounting principles, not revalue in any material respect of any of its assets, including writing down the value of inventory or writing-off notes or accounts receivables, or good will due to any impairment, other than in the ordinary course of business consistent with past practice;

          (l) change any of the accounting principles or practices used by it (except as required by GAAP, in which case written notice shall be provided to Parent and Acquisition Sub prior to any such change), or restate, or become obligated to restate, the financial statements in the Company's 10-K or Company's 10-Qs (except as required by GAAP or a Governmental Entity, in which case written notice shall be provided to Parent and Acquisition Sub prior to any such restatement);

          (m) except as required by law or as is consistent with past practice, not make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, extend or waive any applicable statute of limitations with respect to Taxes, file any amended Tax Returns, enter into any closing agreement in respect of any Tax claim, audit or assessment, or surrender any right to claim a Tax refund, offset or other reduction in Tax liability;

          (n) not (i) grant any severance, retention or termination pay to, or amend any existing severance, retention or termination arrangement with, any current or former director, officer or employee of Company or any of its Subsidiaries, except for severance or termination pay that may be payable in accordance with the Company's existing severance or termination pay policies as set forth in Section 4.16 of the Company Disclosure
                                        -------------
     Schedule in the ordinary course of business, (ii) increase or accelerate the payment or vesting of, benefits payable under any existing severance, retention or termination pay policies or employment agreements except that Company may elect to accelerate the vesting of the Company Stock Options,
     (iii) enter into or amend any employment, consulting, deferred compensation or other similar agreement with any director, officer, consultant or employee of Company or any of its Subsidiaries other than consulting agreements with clients entered into in the ordinary course of business,
     (iv) establish, adopt or amend (except as required by applicable law) any collective bargaining agreement, bonus, profit-sharing, thrift, pension, retirement, post-retirement medical or life insurance, retention, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any present or former director, officer or employee, or any beneficiaries thereof, of Company or any of its Subsidiaries or (v) increase the compensation, bonus or other benefits payable to any director, officer or employee of Company or any of its Subsidiaries, except for salary increases as a result of employee promotions in the ordinary course of business


                              Page 31 of 51 Pages
     consistent with past practice or required by the terms of existing arrangements, policies or agreements set forth in the Company Disclosure Schedule; or

          (o) enter into or authorize an agreement with respect to any of the foregoing actions, or commit to take any action to effect any of the foregoing actions.

     6.2     Control  of  Operations.  Nothing contained in this Agreement shall
             -----------------------
give to Parent or Acquisition Sub, directly or indirectly, rights to control or direct the operations of Company prior to the Effective Time. Prior to the Effective Time, Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its and its Subsidiaries' operations.

     6.3     No  Solicitation  by  Company.
             -----------------------------

          (a) Company agrees that it and its Subsidiaries will not (and Company will not permit its or its Subsidiaries' officers, directors, employees, agents or representatives, including any investment banker or other financial advisor, attorney, consultant, accountant or other Person retained by Company or any of its Subsidiaries, to):

               (i) directly or indirectly, solicit, initiate or knowingly facilitate or encourage the making by any Person (other than Parent and its Subsidiaries) of any inquiry, proposal or offer or other agreement (including any proposal or offer to Company's Stockholders) that constitutes or would lead to, a proposal for any tender offer, merger, consolidation, recapitalization, reorganization, share exchange, business combination, liquidation, dissolution or similar transaction involving Company or any of its Subsidiaries and a third party, or any acquisition by a third party of any Company Capital Stock (other than Company Common Stock issued by the Company upon the exercise of the Company Stock Options and/or the Company Warrants that are outstanding on the date hereof in accordance with their terms and other than in connection with any Interim Additional Financing) or any business or assets of Company or any of its Subsidiaries (other than acquisitions of a business or assets in the ordinary course of business that constitute less than 5% of the net revenues, net operating income and assets of Company and its Subsidiaries, taken as a whole), or any combination of the foregoing, in a single transaction or a series of related transactions (in each case, an "Acquisition Proposal");

               (ii) directly or indirectly, participate or engage in discussions or negotiations concerning an Acquisition Proposal (and Company, its Subsidiaries and all such Persons shall immediately cease and cause to be terminated any existing discussions or negotiations with any third parties conducted heretofore with respect to any Acquisition Proposal), or furnish or disclose to any Person any information with respect to or in furtherance of any Acquisition Proposal, or provide access to its properties, books and records or other information or data to any Person with respect to or in furtherance of any Acquisition Proposal;

               (iii) grant any waiver or release under any confidentiality agreement, standstill agreement or similar agreement with respect to Company or any of its Subsidiaries; or

               (iv) execute or enter into any agreement, understanding or arrangement with respect to any Acquisition Proposal, or approve or recommend or propose to approve or recommend any Acquisition Proposal or any agreement, understanding or arrangement relating to any Acquisition Proposal (or resolve or authorize or propose to agree to do any of the foregoing actions).


                              Page 32 of 51 Pages

          (b)     Nothing  contained  in  the  foregoing  Section  6.3(a)  shall
                                                          ---------------
     prevent Company or its Board of Directors, at any time prior to receipt of Stockholders' Approval with respect to the Merger, from (i) taking and disclosing to the Stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders required to be made by applicable statute, law, rule or regulation in connection with the making or amendment of a tender offer or exchange offer) or from making any legally required disclosure to Stockholders with regard to any Acquisition Proposal; provided, however, that neither Company nor the Board of Directors of Company shall, except as specifically permitted by Section 6.4(b),
                                                               ---------------
     withdraw, withhold, modify or change any recommendation regarding this Agreement, the Merger or the other transactions contemplated hereby or approve, recommend or declare advisable any Acquisition Proposal, and (ii) providing information (pursuant to a confidentiality agreement in substantially the same form and on substantially the same terms as the Confidentiality Agreement and which does not prevent Company from complying with its obligations under this Agreement) to or engaging in any negotiations or discussions with any Person or group who has made (A) an unsolicited bona fide Acquisition Proposal with respect to all of the outstanding shares of capital stock of Company (whether by tender or exchange offer, merger, consolidation or otherwise) or all or substantially all of the assets of Company if, with respect to such actions, or (B) an unsolicited bona fide proposal for a Material Equity Financing (x) in the good faith judgment of the Board of Directors of Company, taking into account, among other things, the likelihood of consummation and the other terms and conditions of such Acquisition Proposal or Material Equity Financing and after discussions with its financial advisors, such Acquisition Proposal or Material Equity Financing is believed to be reasonably likely to result in a transaction more favorable to the holders of Company Common Stock than the Merger (a "Superior Proposal") and (y) the
                                                 -------- --------
     Board of Directors of Company (after consultation with outside legal counsel) believes that that failure to do so would violate its fiduciary duties.

          (c) Company agrees that it will notify Parent promptly (and in any event within twenty-four hours of receipt) if any proposal or offer
                    ------------------
     relating to or constituting an Acquisition Proposal or Material Equity Financing is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, Company or any of its officers, directors, employees, agents or representatives. The notice shall be in writing and state the identity of the Person or group making such request or inquiry or engaging in such negotiations or discussions and the material terms (including in the event of an oral offer or proposal, a writing that sets forth the material terms of such oral offer or proposal) and conditions of any Acquisition Proposal or Material Equity Financing. Thereafter, Company shall keep Parent fully informed on a prompt basis (and in any event within forty-eight hours of
                                                            -----------------
     receipt) of any material changes, additions or adjustments to the terms of any such proposal or offer.

          (d)     Nothing in this Section 6.3 shall permit Company to enter into
                                  -----------
     any agreement with respect to an Acquisition Proposal or Material Equity Financing during the term of this Agreement, it being agreed that, during the term of this Agreement, Company shall not enter into any agreement with any Person with respect to or that provides for, or in any way facilitates, an Acquisition Proposal or Material Equity Financing, other than a confidentiality agreement permitted by Section 6.3(b).
                                                ---------------

          (e) Notwithstanding any other provision of this Agreement, if, prior to obtaining Stockholders' Approval with respect to the Merger, the Board of Directors of Company determines, in its good faith judgment, that an Acquisition Proposal or Material Equity Financing is a Superior Proposal, the Board of Directors of Company may terminate this Agreement (subject to Company's obligations under Article 8); provided, that
                                                  ----------


                              Page 33 of 51 Pages

               (i) Company provides at least three (3) business days' prior written notice to the Parent of its intention to terminate this Agreement in the absence of any further action by Parent,

               (ii) during such three (3) Business Day period (or longer period if extended by the mutual agreement of Company and Parent), Company agrees to negotiate in good faith with Parent regarding such changes as Parent may propose to the terms of this Agreement, which would make the terms of this Agreement more favorable to the holders of Company Common Stock than the Superior Proposal; and

               (iii) the Board of Directors of Company determines (after receipt of advice from its outside legal counsel and an independent financial advisor) that the Acquisition Proposal or Material Equity Financing is a Superior Proposal taking into account any modifications to the terms of this Agreement proposed in writing by Parent, and the Board of Directors of Company determines in good faith that such actions are required by its fiduciary duties under Delaware law. In the event of termination of this Agreement as provided in this Section
                                                                         -------
          6.3(e),  this Agreement shall forthwith become void and there shall be
          ------
          no further obligation on the part of Company, Parent, Acquisition Sub or their respective officers or directors, except as provided in
          Section  8.3  and  except  that  in  the case of any such termination,
          ------------
          Section  6.6(b),  Section  6.8  and  Section  9.2  shall  survive.
          ---------------   ------------       ------------

Nothing  in  this  Section  6.3(e)  shall relieve Company from liability for any
                   ---------------
willful  or  intentional  breach  of  this  Agreement.

     6.4     Meeting  of  Company  Stockholders.
             ----------------------------------

          (a)     Subject  to  Section  6.7 hereof, Company will take all action
                               ------------
     necessary in accordance with applicable law and its certificate of incorporation and bylaws to convene as promptly as reasonably practicable after the date hereof a meeting (the "Stockholders' Meeting") of the holders of Company Common Stock (the "Company Common Stockholders") and shall submit the Merger for approval by the Company Common Stockholders at such meeting or any adjournment thereof.

          (b)     Subject  to  Section  6.3,  Company,  through  its  Board  of
                               ------------
     Directors, shall recommend approval and adoption of the Merger by the Company Common Stockholders at the Stockholders' Meeting or any adjournment thereof; provided that the Board of Directors of Company may at any time prior to receipt of the Stockholders' Approval with respect to the Merger approve, recommend and declare advisable any Superior Proposal, if the Board of Directors of Company determines in good faith after receipt of advice from its outside legal counsel that such action is required by its fiduciary obligations under Delaware law and Company terminates this Agreement as provided for in Section 8.1(b)(ii).
                                       -------------------

          (c) For the avoidance of doubt and notwithstanding anything to the contrary contained in this Agreement, Company shall not be required to hold the Stockholders' Meeting if this Agreement is terminated.

     6.5     Agreement  to  Cooperate.
             ------------------------

          (a) Subject to the terms and conditions herein provided, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement, subject, however, to the requisite vote of the Company Common Stockholders. Prior to


                              Page 34 of 51 Pages
     the Effective Time, (i) Parent shall plan and adopt procedures that will expedite, to the fullest extent reasonably and commercially practical: (A) the process in Section 3.4(a) to deliver and otherwise provide to the
                       ---------------
     Stockholders the Merger Consideration , and (B) procedures for the exercise of Company Stock Options and the purchase of the Company Warrants by Parent; and (ii) Company shall, to the fullest extent commercially practical, cooperate with Parent in connection with the foregoing and assist Parent in such efforts. Prior to the Effective Time, Company shall use commercially reasonable efforts, and Parent and Acquisition Sub shall use their commercially reasonable efforts to cooperate and assist Company, to obtain all consents of any third parties that may be necessary for the consummation of the Merger.

          (b) Each of Parent and Company undertake to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement, provided, however, that neither party is required to contest or appeal any such order issued by a United States Court of Appeals.

          (c) Notwithstanding anything in this Agreement to the contrary, neither Parent nor any of its Affiliates shall be under any obligation to make proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of the Parent, any of its Affiliates, or Company or any of its Affiliates, or seeking to impose any material limitation on the ability of Parent or any of its Affiliates to conduct their business or own such assets or to acquire, hold or exercise full rights of ownership of Company.

     6.6     Access to Information.
             ---------------------

          (a) Company has given and will continue to give to Parent and its accountants, counsel, financial advisors and other representatives (the "Parent Representatives"), reasonable access in accordance with the terms of the Confidentiality Agreement during normal business hours to its personnel, properties, books, contracts, commitments and records; provided, however, that no investigation pursuant to this Section 6.6(a) shall amend
                                                      --------------
     or modify any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Merger; provided, further, that the foregoing right of access shall not require furnishing information that would, in the reasonable opinion of counsel, violate any laws, or any confidentiality agreements with respect to such information.

          (b) The Confidentiality Agreement shall remain in full force and effect until Closing and, if this Agreement is terminated pursuant to
     Article 8, such Confidentiality Agreement shall continue in accordance with
     ---------
     its terms. The Company hereby waives the provisions of the Confidentiality Agreement as and to the extent necessary to permit the consummation of the Merger.

          (c) Company shall promptly advise Parent in writing when the Company becomes aware of any change or the occurrence of any event after the date of this Agreement having, or which, insofar as can reasonably be foreseen, in the future may have, a Material Adverse Effect on Company.

     6.7     Proxy  Statement.
             ----------------


                              Page 35 of 51 Pages

          (a) Company shall prepare as promptly as practicable, the proxy statement pursuant to Regulation 14A under the Exchange Act with respect to the Stockholders' Meeting (the "Proxy Statement"). Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC on or prior to eight (8) weeks after the execution of this Agreement. Company shall, as promptly as practicable after receipt thereof, provide Parent with copies of any written comments, and advise it of any oral comments or communications regarding the Proxy Statement received from the SEC. Company shall cooperate and provide Parent with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing the same with the SEC, and will provide Parent with a copy of all such filings made with the SEC.

          (b) Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company Common Stockholders as promptly as practicable after the execution of this Agreement but in no event later than one week after the receipt of clearance by Company from the SEC of the Proxy Statement. Company shall furnish all information concerning it and the holders of its capital stock as may be reasonably requested in connection with any such action. Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement.

          (c) Company agrees that the information provided by it for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Stockholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Stockholders' Meeting, there shall occur any event with respect to Company or its Subsidiaries, or with respect to any information provided by Company for inclusion in the Proxy Statement , which event is required to be described in an amendment of or supplement to the Proxy Statement , such amendment or supplement shall be promptly filed with the SEC, as required by applicable law, and disseminated to the Company Common Stockholders.

     6.8     Expenses  and  Fees.  Except as may be otherwise expressly provided
             -------------------
in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated. WCP, WCPC and WCL shall be solely responsible for paying all their costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby that are applicable to them. None of such costs and expenses shall be paid by Company, Parent or Acquisition Sub.

     6.9     Public  Statements.  Company,  on  the  one  hand,  and  Parent and
             ------------------
Acquisition Sub, on the other hand, agree that, from the date hereof through the Closing Date, no public release or announcement concerning the transactions contemplated hereby shall be issued or made by any party without the prior consent of the other party or parties (which consent shall not be unreasonably withheld), except (a) as such release or announcement may be required by law or the rules or regulations of any United States securities exchange, in which case the party required to make the release or announcement shall allow the other party or parties reasonable time to comment on such release or announcement in advance of such issuance, and (b) that each of Parent, Acquisition Sub and Company and their respective Affiliates may make such an announcement to their respective employees after consultation with the other parties.

     6.10     Company  Employees,  Employee  Benefit  Plan  Transition,  Etc.
              --------------------------------------------------------------

          (a) Surviving Corporation shall honor, maintain and perform on or after the Effective Time and for a period of thirty (30) days thereafter (or such longer period as may be necessary


                              Page 36 of 51 Pages
to take into account any applicable enrollment dates under the Parent Employee Plans), as may be extended by Parent for any reason without deductions, counterclaims, interruptions or deferment (other than withholding under applicable law or expressly authorized by a Company Employee Plan), all of Company and Company Subsidiary's obligations under Company Employee Plans as such Company Employee Plans are in effect as of the Effective Time. Nothing in this section shall be construed to require the accrual of any benefit under any Company Employee Plans past the applicable date set forth above or preclude Parent from amending or terminating any such Company Employee Plans effective on or after the applicable date set forth above.

          (b)     Commencing  as  of  the  applicable  date  set  forth above in
Section  6.10(a),  Parent  shall  cause  the  continuing  Company  Employees  of
----------------
Surviving Corporation, while employed by Surviving Corporation, to be able to participate in the Parent Employee Plans and provide employee benefits
(including, but not limited to, pension, welfare, incentive compensation, severance, and vacation pay benefits) that similarly situated Parent employees participate in.

          (c) Parent and its Subsidiaries shall cause the Parent Employee Plans that cover the continuing Company Employees or any of their dependents or their beneficiaries to treat the employment and service of the continuing Company Employees with the Company and Company's Subsidiaries through the Effective Time as employment and service with Parent and its subsidiaries for all purposes under Parent Employee Plans that cover the continuing Company Employees.

     6.11     Notification  of  Certain  Matters;  Supplemental  Disclosure.
              -------------------------------------------------------------

          (a) Each of Company, Parent and Acquisition Sub agrees to give prompt notice to each other of, and to use their respective commercially reasonable efforts to prevent or promptly remedy, (i) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time and
(ii) any material failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.11
                                                                    ------------
shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

          (b) Until the Closing, Parent and Company shall have the continuing obligation to promptly supplement the information contained in their respective disclosure schedules attached hereto with respect to any material matter hereafter arising or discovered which, if in existence on the date hereof and known at the date of this Agreement, would have been required to be set forth or described in such disclosure schedules.

          (c) Neither the supplementation of the disclosure schedules pursuant to the obligation in Section 6.11(b) nor any disclosure after the date
                               ---------------
hereof of the untruth of any representation and warranty made in this Agreement shall operate as a cure of the failure to disclose the information, or a cure of any representation or warranty made herein, which representation or warranty was untrue as of the date hereof.

     6.12     Reliance  Upon  and Enforcement of Warranties, Representations and
              ------------------------------------------------------------------
Agreements of Company.  Company hereby agrees that, notwithstanding any right of
---------------------
Parent or Acquisition Sub to fully investigate the affairs of Company and the Subsidiaries of Company, and notwithstanding any knowledge of facts determined or determinable by Parent and/or Acquisition Sub pursuant to such investigation or right of investigation, Parent and Acquisition Sub have the right to rely fully upon the representations, covenants, warranties and agreements of Company contained in this Agreement, and upon the accuracy of any document, schedule, certificate or


                              Page 37 of 51 Pages
exhibit given or delivered to Parent and Acquisition Sub pursuant to the provisions of this Agreement.

     6.13     Reliance  Upon  and Enforcement of Representations, Warranties and
              ------------------------------------------------------------------
Agreements  of  Parent  and  Acquisition Sub.  Parent and Acquisition Sub hereby
---------------------------------------------
agree that, notwithstanding any right of Company to fully investigate the affairs of Parent and Acquisition Sub and notwithstanding any knowledge of facts determined or determinable by Company pursuant to such investigation or right of investigation, Company has the right to fully rely upon the representations, covenants, warranties and agreements of Parent and Acquisition Sub contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Company pursuant to the provisions of this Agreement.

     6.14     Indemnification.
              ---------------

          (a)     Subject  to  the  occurrence  of the Effective Time, until the three year anniversary of the date on which the Effective Time occurs (provided, however, that all rights and indemnification with respect of any claim asserted or made within such period shall continue until the final disposition of such claim), Parent and the Surviving Corporation agree that all rights to indemnification or exculpation now existing in favor of each present and former employee, agent, fiduciary, director or officer of the
     Company and the Subsidiaries of Company (the "Indemnified Parties") as provided in the respective charters or by-laws or otherwise in effect as of the date hereof shall survive and remain in full force and effect. From and after the Effective Time, Parent and the Surviving Corporation also agree to indemnify and hold harmless the present and former officers and directors of the Company and the Subsidiaries of Company in respect of acts or omissions occurring prior to the Effective Time to the extent provided in any written indemnification agreements between the Company and/or one or more Subsidiaries of Company and such officers and directors and listed in
     Section  6.14 of the Company Disclosure Schedule. Nothing contained in this
     -------------
     Section  6.14  shall diminish the rights of the present and former officers
     -------------
     and directors of the Company and the Subsidiaries of the Company pursuant to such indemnification agreements and, in the case any of the provisions of  this  Section  6.14  conflict  with  the  terms of such indemnification
               -------------
     agreements,  the  terms  of  such indemnification agreements shall control.

          (b) In the event of any threatened or actual claim, action, suit, demand, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, demand, proceeding or investigation in which any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, an Indemnified Party is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director, officer, employee, fiduciary or agent of the Company or any of the Subsidiaries of Company, or is or was serving at the request of the Company or any of the Subsidiaries of Company as a director, officer, employee, trustee, partner, fiduciary or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or other enterprise, or (ii) the negotiation, execution or performance of this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their commercially reasonable best efforts to defend against and respond thereto. It is understood and agreed that the Company shall indemnify and hold harmless, and after the Effective Time the Surviving Corporation and Parent shall indemnify and hold harmless, as and to the full extent permitted by applicable law, each Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, demand, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, demand, proceeding or investigation (whether asserted or


                              Page 38 of 51 Pages
     arising before or after the Effective Time), (A) the Company, and the Surviving Corporation and Parent after the Effective Time, shall promptly pay reasonable expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the full extent permitted by law, (B) the Indemnified Parties may retain one counsel (plus one local counsel) reasonably satisfactory to them and Parent, and the Company and the Surviving Corporation shall pay all fees and expenses of such counsel for the Indemnified Parties within 30 days after statements therefor are received; and (C) the Company, Parent, the Surviving Corporation and the Indemnified Parties shall use their respective commercially reasonable best efforts to assist in the vigorous defense of any such matter; provided that none of the Company, the Surviving Corporation or Parent shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); and provided further that the Surviving Corporation and Parent shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall become final and non-appealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited under applicable law (whereupon any advances received shall be repaid to Parent or the Surviving Corporation). Any Indemnified Party wishing to claim indemnification under this Section 6.14(b), upon learning of any such
                                      ---------------
     claim, action, suit, demand, proceeding or investigation, shall promptly notify the Company and, after the Effective Time, the Surviving Corporation and Parent; provided that the failure to so notify shall not affect the obligations of the Company, the Surviving Corporation and Parent except to the extent such failure to notify materially prejudices such party.

          (c) Prior to the Effective Time, the Company shall purchase an extended reporting period endorsement under the Company's existing directors' and officers' liability insurance coverage for the Company's directors and officers in a form acceptable to the Company which shall provide such directors and officers with coverage for three (3) years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company, so long as the annual cost is $200,000.00 or less. In the event that $200,000.00 is insufficient for such coverage, the Company may spend up to that amount to purchase as much coverage as is commercially obtainable. Parent shall, and shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor the obligations thereunder. Company shall have the right, but not the obligation, to subsititue therefor policies of at least the same coverage and amounts containing terms and conditions which are not materially less favorable than such policy.

          (d) In the event Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent assume the obligations set forth in this Section 6.14.
                                                                   ------------

          (e)     The provisions of this Section 6.14 are intended to be for the
                                         ------------
     benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

     6.15     Maintenance of Company Records.  Parent and its Subsidiaries shall
              ------------------------------
maintain the books, records and files of Company which exist at the Effective Time and which become subject to the direct or indirect control of Parent pursuant to the Merger in accordance with Parent's document retention policies as they exist from time to time.


                              Page 39 of 51 Pages

     6.16     Stockholder  Litigation.  Company  shall  keep Parent informed of,
              -----------------------
and cooperate with Parent in connection with, any stockholder litigation or claim against Company and/or its directors or officers relating to the Merger or the other transactions contemplated by this Agreement; provided, however, that no settlement in connection with such stockholder litigation shall be agreed to without Parent's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, that all obligations in this Section 6.16 shall be subject to the obligations of Company under
      -------------
applicable  laws  relating  to  attorney-client  communication  and  privilege.

     6.17     Affiliates.  Prior  to  the Closing Date, Company shall deliver to
              ----------
Parent a letter identifying all Persons that, to Company's knowledge, are at the time this Agreement is submitted for adoption by the Company Common Stockholders, "affiliates" of Company for purposes of Rule 145 under the Securities Act. Company shall use its reasonable best efforts to cause each such Person to deliver to Parent on or prior to the Closing Date a written agreement containing customary and reasonable terms and conditions relating to resales by such affiliates of Parent Common Stock acquired in the Merger.

     6.18     Resignations.  Upon  the  written request of Parent, Company shall
              ------------
cause any or all of the officers of the Company and all of the officers and directors of each Company Subsidiary to resign or be removed or, ask the officers to resign or be terminated, effective as of the Closing. In addition, Company and each Company Subsidiary shall request all directors to resign at Closing, except to the extent otherwise indicated by Parent.


                                    ARTICLE 7
                                   CONDITIONS
                                   ----------

     7.1     Conditions  to  Each  Party's Obligation to Effect the Merger.  The
             -------------------------------------------------------------
respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) this Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Company Common Stockholders under applicable law;

          (b) the Agreement with WCP, WCPC and WCL shall have been executed and be in full force and effect;

          (c) no laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that the provisions of this Section 7.1(c) shall not be available
                                           --------------
     to  any  party whose failure to fulfill its obligations pursuant to Section
                                                                         -------
     6.5  shall have been the cause of, or shall have resulted in, such order or
     ---
     injunction;

          (d) all governmental waivers, consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect on the Closing Date, other than those, the failure of which to be obtained would not have, individually or in the aggregate, a Material Adverse Effect on Parent;

     7.2     Conditions to Obligation  of  Company to Effect the Merger.  Unless
             ----------------------------------------------------------
waived in writing by Company, the obligation of Company to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:


                              Page 40 of 51 Pages

          (a) Parent and Acquisition Sub shall have performed in all material respects their covenants contained in this Agreement required to be performed at or prior to the Effective Time.

          (b) the representations and warranties of Parent and Acquisition Sub contained in this Agreement shall be true and correct when made, and the representations and warranties set forth in Article V above shall be true and correct as of the Effective Time as if made at and as of such time, except as expressly contemplated or permitted by this Agreement, except for representations and warranties relating to a time or times other than the Effective Time which were or will be true and correct at such time or times and except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not result or would not result in a Material Adverse Effect without taking into consideration any materiality or knowledge qualifier that applies to such representation or warranty.

          (c) Parent and Acquisition Sub shall have furnished Company a certificate dated the date of the Closing, signed on its behalf by the Chief Executive Officer, President or Chief Financial Officer of Parent and Acquisition Sub, as applicable, to the best of their knowledge and belief after due inquiry, that the conditions set forth in Section 7.2(a) and
                                                              --------------
     Section  7.2(b)  above  have  been  satisfied.
     ---------------

          (d) Parent shall have funded the payment in full of all amounts due and owing by the Company pursuant to the Company's Senior Subordinated Convertible Notes due January 31, 2009 and the Fleet Credit Agreement and for the purchase of the Company Warrants set forth in Section 3.1(e).
                                                                 --------------

          (e) Parent shall have funded the payment of all of the Company's severance payment obligations which are payable upon the Merger and the Cashless Exercise Consideration as set forth in Section 3.1(d). Company
                                                         --------------
     acknowledges that it is the Closing of the Merger that shall trigger any severance payment obligations, and not the execution of this Agreement.

     7.3     Conditions  to  Obligations of Parent to Effect the Merger.  Unless
             ----------------------------------------------------------
waived in writing by Parent, the obligations of Parent and Acquisition Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the additional following conditions:

          (a) Company shall have performed in all material respects its covenants contained in this Agreement required to be performed at or prior to the Effective Time.

          (b) The representations and warranties of Company contained in this Agreement shall be true and correct when made and the representations and warranties set forth in Article IV above shall be true and correct as of the Effective Time as if made on and as of such time, except as expressly contemplated or permitted by this Agreement, except for the representations and warranties relating to a time or times other than the Effective Time which were or will be true and correct at such time or times and except where the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, does not result or would not result in a Material Adverse Effect without taking into consideration any materiality or knowledge qualifier that applies to such representation or warranty.

          (c) Company shall furnish Parent and Acquisition Sub a certificate dated the date of the Closing signed on its behalf by the Chief Executive Officer, President or Chief Financial Officer of Company that, to the best of their knowledge and belief after due inquiry, the conditions set forth in Section 7.3(a), and Section 7.3(b) above have been satisfied.
         ---------------        ---------------


                              Page 41 of 51 Pages

          (d) There shall not have occurred since the date of this Agreement any change, effect, circumstance or event, which together with any other changes, effects, circumstances or events since the date hereof, has had or is reasonably likely to have a Material Adverse Effect with respect to Company;

          (e) The Dissenting Shares shall not constitute more than fifteen percent (15%) of the issued and outstanding Company Common Stock; and

          (f) The Company Warrants shall have been sold to the Parent. Company shall have received the written agreement of holders under Company's Senior Subordinated Convertible Notes due January 31, 2009 and Company's senior lender under the Fleet Credit Agreement that upon payment in full of such obligations, they will release and terminate all UCC liens filed against Company and/or any Company Subsidiaries and in addition will release any collateral currently in such party's possession that had been pledged to such party by Company or any of Company's Subsidiaries.

          (g) Company shall have substantially completed its obligations regarding the filing of Tax Returns and corporate qualification matters set forth in Sections 4.1 and 4.10, respectively.
                -------------       ----


                                    ARTICLE 8
                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

     8.1     Termination.  This  Agreement  may be terminated as set forth below
             -----------
at any time prior to the Closing Date, whether before or after the Stockholders' Approval has been obtained:

          (a) by mutual written consent of Parent and Company, by action of their respective boards of directors; or

          (b)     by  Company,  if

               (i) upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Acquisition Sub set forth in this Agreement, or if any representation or warranty of Parent or Acquisition Sub shall have become untrue, in either case such that the conditions set forth in Section 7.2(a), (b) and (c), as the case may
                                    ---------------------------
          be, would be incapable of being satisfied by September 30, 2004 (as otherwise extended by mutual written agreement by Company, Parent and Acquisition Sub (the "Outside Date"));

               (ii) the Board of Directors of Company shall have delivered a termination notice, provided that Company may terminate this Agreement under this clause (ii) only if it has complied with all the provisions of Section 6.3.
              ------------

          (c)  by  Parent,  if

               (i) Company shall breach any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, in either case such that the conditions set forth in Section7.3 (a), (b) and (c),, would be incapable of being satisfied by
          --------------  -----------
          the  Outside  Date  or if the conditions set forth in Section 7.3 (d),
                                                                -----------
          (f)  or (g) would be incapable of being satisfied by the Outside Date;
          or


                              Page 42 of 51 Pages

               (ii)     the  condition  set  forth  in  Section  7.3(e)  is  not
                                                        ---------------
          satisfied  by  the  Outside  Date;

               (iii) prior to the approval of this Agreement at the Stockholders Meeting, (A) the Board of Directors of Company shall have withdrawn or modified in any manner adverse to Parent or has failed to reaffirm (within three (3) days of its receipt of an Acquisition Proposal or a Material Equity Financing) its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any Acquisition Proposal or Material Equity Financing, or (B) Company shall have entered into any agreement with respect to any Acquisition Proposal or Material Equity Financing; or

               (iv) a tender offer or exchange offer shall have been commenced that, if consummated, would result in any Person becoming the legal or beneficial owner of either (x) twenty-five percent (25%) or more of the Company Common Stock or (y) ten percent (10%) or more of the Company Common Stock and such offer is made as a part of a transaction or series of transactions in which such Person shall acquire additional Company Common Stock which in the aggregate constitutes more than fifty percent (50%) of the issued and outstanding Company Common Stock; and the Board of Directors of Company fails to recommend against acceptance of such tender offer or exchange offer or elects to take no position with respect to the acceptance of such offer; or

               (v)
                    (a) the Stockholder Meeting shall not have been called prior to September 30, 2004 through fault (whether commission or omission) of Company;

                    (b) the Board of Directors of Company does not publicly recommend in the proxy statement that the Company stockholders approve and adopt this Agreement; or

                    (c) after recommending in the proxy statement that such stockholders approve and adopt this Agreement, the Board of Directors of Company shall have withdrawn, modified or amended such recommending in any manner adverse to Parent, except in compliance with and pursuant to Section 6.3.
                        ------------

          (d)     by  either  Parent  or  Company,  if

               (i) any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Merger shall have become final and non-appealable;

               (ii) the Merger shall not have occurred on or before the Outside Date provided, however, that a party that has materially breached a representation, warranty or covenant of such party set forth in this Agreement and not cured such breach by the Outside Date shall not be entitled to exercise its right to terminate under this
          Section  8.1(d)(ii);  or
          -------------------

          (iii) upon a vote at a duly held Stockholder Meeting, the Stockholders Approval shall not have been obtained as required by
          Section  4.4(d).
          ---------------

     8.2     Effect  of  Termination.  In  the  event  of  termination  of  this
             -----------------------
Agreement  by  either  Parent  or  Company,  as  provided  in  Section 8.1, this
                                                               -----------
Agreement  shall  forthwith become void and


                              Page 43 of 51 Pages
there shall be no further obligation on the part of Company, Parent, Acquisition Sub or their respective officers or directors, except as provided in Section 8.3
                                                                     -----------
and  except  that  in  the  case  of  any such termination, this Section 8.2 and
                                                                 -----------
Section  6.6(b), Section 6.8, Section 6.9 and Section 9.2 shall survive. Nothing
---------------  ------------------------     -----------
in  this  Section  8.2 shall relieve any party from liability for any willful or
          ------------
intentional  breach  of  this  Agreement.


                              Page 44 of 51 Pages

     8.3     Termination  Payment  by  Company.
             ---------------------------------

          (a) Company agrees that if this Agreement is terminated pursuant to Section 8.1(d)(iii) (and in the case of any such termination, Parent has
        -------------------
     not materially breached its representations and warranties or covenants (or has cured any such breach prior to the date of the Stockholders Meeting)), Company shall pay Parent an amount equal to Parent's actual out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby in an amount not to exceed $250,000.00 (the "Expense Amount") no later than two (2) days after the occurrence of the event set forth in Section 8.1(d)(iii). In addition, if Company signs or closes an
                --------------------
     Acquisition Proposal for all the Company within one year after termination, Company shall pay to Parent, or as directed by Parent, fifty percent (50%) of the Parent Break-Up Fee, no later than two (2) business days after the execution of a definitive agreement with respect to the Acquisition Proposal and the remaining fifty percent (50%) shall be paid on the earlier to occur of the closing of the Acquisition Proposal for all of the Company or six (6) months after execution of the definitive agreement for the Acquisition Proposal. The Expense Amount paid by Company to Parent within two (2) days of the termination under Section 8.1(d)(iii) shall be credited
                                           -------------------
     against any Parent Break-Up Fee owed hereunder, which credit shall be applied against the initial fifty percent (50%) that is due within two (2) business days of the execution of the definitive agreement with respect to the Acquisition Proposal.

          (b) Company agrees that if this Agreement is terminated pursuant to Section 8.1(b)(ii) and Company signs or closes an Acquisition Proposal
         -------------------
     for all of the Company within one year, or signs or closes a Material Equity Financing within one (1) year, or a tender offer is consummated within one (1) year, Company shall pay to Parent, or as directed by Parent, the Parent Break-Up Fee. Fifty percent (50%) of any Parent Break-Up Fee shall be made, within two (2) business days of the execution of the definitive agreement with respect to the Acquisition Proposal, the Material Equity Financing, or tender offer, and the remaining fifty percent (50%) shall be paid on the earlier to occur of the closing of the Acquisition Proposal, Material Equity Financing or tender offer or six (6) months after execution of the definitive agreement relating to any of such transactions.

          (c) Company agrees that if this Agreement is terminated pursuant to Section 8.1(c)(iv) or 8.1(c)(v) and within one (1) year after any such
         -------------------    ---------
     termination Company signs or closes an Acquisition Proposal or a Material Equity Financing, or a tender offer is consummated, Company shall pay to Parent, or as directed by Parent, the Parent Break-Up Fee. Fifty percent (50%) of any Parent Break-Up Fee shall be made within two (2) business days of execution of a definitive agreement with respect to the Acquisition Proposal, Material Equity Financing or tender offer and the remaining fifty percent (50%) shall be paid on the earlier to occur of closing of that Acquisition Proposal, Material Equity Financing or tender offer, or six (6) months after execution of a definitive agreement relating to such transaction.

          (d) Company agrees that if (i) this Agreement is terminated by Company pursuant to Section 8.1(d)(ii) notwithstanding Parent's
                            -------------------
     confirmation that it remains ready, willing and able to proceed, (ii) at the time of such termination, the conditions precedent to Closing set forth in Section 7.2 are satisfied or would be satisfied upon Parent's
         ------------
     performance of its obligations at Closing and (iii) within one (1) year after any such termination Company signs or closes an Acquisition Proposal for all of Company, or signs or closes a Material Equity Financing within one year, or a tender offer is consummated within one (1) year, Company shall pay to Parent, or as directed by Parent, the Parent Break-Up Fee. Fifty percent (50%) of any Parent Break-Up Fee shall be made within two (2) business days of execution of a definitive agreement with respect to the Acquisition Proposal, the Material Equity Financing or tender offer and the remaining fifty percent (50%) shall be paid on the earlier to occur of closing of that Acquisition Proposal, Material


                              Page 45 of 51 Pages

     Equity Financing or tender offer, or six (6) months after execution of a definitive agreement relating to any of such transactions.

          (e) Company agrees that if (i) this Agreement is terminated by Parent pursuant to Section 8.1(d)(ii), (ii) at the time of such
                           -------------------
     termination,  the  conditions precedent to Closing set forth in Section 7.2
                                                                     -----------
     are satisfied or would be satisfied upon Parent's performance of its obligations at Closing but the Company fails to close notwithstanding Parent's confirmation that it remains ready, willing and able to proceed and (iii) within one (1) year after any such termination Company signs or closes an Acquisition Proposal for all of Company, or signs or closes a Material Equity Financing within one year, or a tender offer is consummated within one (1) year, Company shall pay to Parent, or as directed by Parent, the Parent Break-Up Fee. Fifty percent (50%) of any Parent Break-Up Fee shall be made within two (2) business days of execution of a definitive agreement with respect to the Acquisition Proposal, Material Equity Financing or tender offer and the remaining fifty percent (50%) shall be paid on the earlier to occur of closing of that Acquisition Proposal, Material Equity Financing or tender offer, or six (6) months after execution of a definitive agreement relating to any of such transactions.

          (f) Company agrees that if (i) this Agreement is terminated by Parent pursuant to Section 8.1(d)(ii), (ii) at the time of such
                           -------------------
     termination,  the  conditions precedent to Closing set forth in Section 7.2
                                                                     -----------
     are satisfied or would be satisfied upon Parent's performance of its obligations at Closing, (iii) the Company shall have materially breached its covenants such that the conditions set forth in Section 7.3(a), Section
                                                         --------------  -------
     7.3(f)  or in Section 7.3(g) are not satisfied (iv) Parent confirms that it
     ------        --------------
     would be ready, willing and able to proceed but for such material breach by the Company, and (v) within one (1) year after any such termination, Company signs or closes an Acquisition Proposal for all of Company, or signs or closes a Material Equity Financing within one (1) year, or a tender offer is consummated within one (1) year, Company shall pay to Parent, or as directed by Parent, the Parent Break-Up Fee. Fifty percent (50%) of any Parent Break-Up Fee shall be made within two (2) business days of execution of a definitive agreement with respect to the Acquisition Proposal, the Materials Equity Financing or tender offer, and the remaining fifty percent (50%) shall be paid on the earlier to occur of closing of that Acquisition Proposal, Material Equity Financing or tender offer or six
     (6) months after execution of a definitive agreement relating to any of such transactions.

          (g) Company agrees that if this Agreement (i) is terminated pursuant to Section 8.1(c)(iii)(A) or 8.1(c)(iii)(B), without compliance
                   -----------------------    --------------
     with  the  processes  outlined  in the provisions contained in Section 6.3,
                                                                    ------------
     Company shall pay to Parent, the Parent Break-Up Fee hereunder no later than two (2) days after the occurrence of the applicable event set forth in
     Section  8.1(c)(iii)(A)  or  Section  8.1(c)(iii)(B).
     -----------------------      -----------------------

          (h) For purposes of this Agreement, the Parent Break-Up Fee shall be an amount equal to $1,500,000.00. The Parent Break-Up Fee and expense reimbursement shall be payable by wire transfer of immediately accessible funds.

          (i) In the event the Parent Break-Up Fee or Expense Amount contemplated by Section 8.3(a) through 8.03(g) is/are not paid when due,
                       ---------------         -------
     such payments shall bear interest at a rate equal to the prime rate announced from time to time by JP Morgan Chase Bank plus 2% per annum, and in addition to being obligated to pay such applicable amounts and interest thereon, Company shall pay or reimburse Parent's costs and expenses (including but not limited to reasonable legal fees and expenses) solely to the extent incurred in connection with any action, including but not limited to the filing of any lawsuit or other legal action to collect payment of such amounts and any interest thereon.


                              Page 46 of 51 Pages

     8.4     Amendment.  This  Agreement  may  not  be  amended except by action
             ---------
taken by the parties' respective boards of directors or duly authorized committees thereof or pursuant to authority granted by such boards of directors or duly authorized committees thereof and then only by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law.

     8.5     Waiver.  At  any  time  prior  to  the  Effective Time, the parties
             ------
hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.


                                    ARTICLE 9
                               GENERAL PROVISIONS
                               ------------------

     9.1     Non-Survival.  None  of  the representations and warranties in this
             ------------
Agreement shall survive the Merger, and after the Effective Time, no person or entity shall have any further obligation, nor shall any claim be asserted or action be brought, with respect thereto. None of the covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time, and this Article 9.
                                                                      ---------

     9.2     Brokers.  Each  of  the  parties  hereto agrees to hold each of the
             -------
other parties hereto harmless from and against any finders' fees in connection with the Merger contemplated by this Agreement based upon arrangements made by or on behalf of such arranging party.

     9.3     Notices.  All  notices  and other communications hereunder shall be
             -------
in writing and shall be deemed duly given if delivered personally, delivered by UPS or other nationally recognized overnight courier service or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) or two Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested) as follows:

          (a)  If to Parent or Acquisition Sub to:

               Pomeroy IT Solutions, Inc.
               1020  Petersburg  Road
               Hebron,  KY  41048
               Attention:  Mr.  Stephen  E.  Pomeroy
               Telephone  No.:  859-586-0600
               Telecopier  No.:  859-334-5350

               with copies to (which shall not constitute notice):

               Lindhorst  &  Dreidame  Co.,  LPA
               312  Walnut  Street,  Suite  2300
               Cincinnati,  Ohio  45202
               Attention:  James  H.  Smith,  III,  Esq.
               Telephone  No.:  513-421-6630
               Telecopier  No.:  513-421-0212


                              Page 47 of 51 Pages

          (b)  If to Company, to:
               Alternative  Resources  Corporation
               600  Hart  Road,  Suite  300
               Barrington,  IL  60010
               Attention:  Robert  P.  Stanojev
               Telephone  No.:  847-381-6701
               Telecopier  No.:  847-381-6604

               with copies to (which shall not constitute notice):

               McDermott,  Will  &  Emery
               227  West  Monroe  Street
               Chicago,  IL  60606
               Attention:  Neal  J.  White
               Telephone  No.:  312-984-7579
               Telecopier  No.:  312-984-3669

     All such communications shall be deemed to have been duly given: (A) in the case of a notice delivered by hand, when personally delivered; (B) in the case of a notice sent by facsimile, upon transmission subject to telephone and automated confirmation of receipt; and (C) in the case of a notice sent by overnight courier service, the date delivered at the designated address, in each case given or addressed as aforesaid.

     9.4     Interpretation.  The  headings  contained in this Agreement are for
             --------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (a) the words "herein," "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, (b) the word "including" means "including without limitation' 'and is intended by the parties to be by way of example rather than limitation and (c) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision.

     9.5     Miscellaneous.  This  Agreement  (including  the  documents  and
             -------------
instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof,
(b) is not intended to confer upon any other person any rights or remedies hereunder, except for rights of indemnified parties under Section 6.14 as herein
                                                          ------------
provided and (c) shall not be assigned by operation of law or otherwise, except that on or prior to the mailing of the Proxy Statement, Acquisition Sub may assign this Agreement to a wholly-owned Subsidiary of Parent, but no such assignment shall relieve Acquisition Sub of its obligations hereunder. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     9.6     Jurisdiction.  Each  of  Company, Parent and Acquisition Sub hereby
             ------------
irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware (the "Relevant Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Relevant Courts and agrees not to plead or claim in any Relevant Court that such litigation brought therein has been brought in an inconvenient forum; provided, however, that nothing in this Section 9.6 is intended to waive the
                                            -----------
right of any party to remove any such action or proceeding commenced in


                              Page 48 of 51 Pages
any such state court to an appropriate federal court to the extent the basis for such removal exists under applicable law. Parent and the Subsidiaries hereby irrevocably (a) appoint CT Corporation System (the "Process Agent"), with an office on the date hereof in Wilmington, Delaware as their agent to receive on behalf of either of them service of copies of the summons and complaint and any other process which may be served in any such litigation, (b) agree that service of process may be made on Parent or Acquisition Sub by mailing, by certified mail, a copy of such summons, complaint or other process to Parent or Acquisition Sub in care of the Process Agent at the Process Agent's above address, with a copy to Parent or Acquisition Sub, as applicable, at its address for notice specified herein, and (c) authorizes and directs the Process Agent to accept such service on their behalf. Company hereby irrevocably (i) appoints the Process Agent as its agent to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any such litigation, (ii) agrees that service of process may be made on Company by mailing, by certified mail, a copy of such summons, complaint or other process to Company in care of the Process Agent at the Process Agent's above address, with a copy to Company at its address for notice specified herein, and (iii) authorizes and directs the Process Agent to accept such service on behalf of Company. As an alternative method of service, the parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by such courts, to the address specified in Section 9.3, shall
                                                              -----------
constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

     9.7     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     9.8     Parties  In  Interest.  This  Agreement  shall  be binding upon and
             ---------------------
inure solely to the benefit of each party hereto and, except as set forth in the exception to Section 9.5(b), nothing in this Agreement, express or implied, is
               --------------
intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing, the provisions of Section 6.14 are intended to benefit each person who is a
                     -------------
beneficiary of Company's current directors' and officers' insurance and indemnification policy and related arrangements, and each such person shall have the right to enforce the obligations of Parent under Section 6.14.
                                                              -------------

     9.9     Severability.  Should any provision of this Agreement be judicially
             ------------
declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

     9.10     Entire  Agreement.  This Agreement, together with the exhibits and
              -----------------
schedules hereto, contains the entire agreement between the parties with respect to the Merger and related transactions, and supersede all prior agreements, written or oral, between the parties with respect thereto, other than the Confidentiality Agreement (excluding the provisions of the agreement dated November 17, 2003 between Parent and the Company), which shall survive execution of this Agreement and any termination of this Agreement.

     9.11     Governing  Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions.

     9.12     Section  Headings; Construction.  The headings of Sections in this
              -------------------------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the


                              Page 49 of 51 Pages
circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     9.13     Enforcement.  The  parties  recognize  and  agree  that if for any
              -----------
reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement and to specific performance of any of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

     9.14     Rules  of  Construction.  The  parties hereto agree that they have
              -----------------------
been represented by counsel during the negotiation and execution of this Agreement and, therefor, waive the application of any law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     9.15     Waiver  of Trial by Jury.  EACH PARTY TO THIS AGREEMENT WAIVES ANY
              ------------------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED, OR WHICH IN THE FUTURE MAY BE DELIVERED, IN CONNECTION WITH THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     9.16     Consent  to  Granting  of  a  Security  Interest  in  Acquisition
              -----------------------------------------------------------------
Documents.  Parent and Surviving Corporation agree that upon the Closing of this
---------
transaction, the Surviving Corporation shall have the right to grant to GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation, as Administrative Agent for the benefit of various lenders under a Credit Facilities Agreement, and Surviving Corporation and various Affiliates of such parties, a first priority security interest and lien on all of Surviving Corporation's rights, remedies, claims and interests under all the acquisition documents for this transaction.

     IN WITNESS WHEREOF, Parent, Acquisition Sub and Company have caused this Agreement and Plan of Merger to be signed by their respective officers as of the date first written above.


                                    POMEROY IT SOLUTIONS, INC.


                                By:
                                    -----------------------------------

                                Name:   Stephen E. Pomeroy
                                      ---------------------------------

                                Title:   President
                                       --------------------------------


                              Page 50 of 51 Pages

                                    POMEROY ACQUISITION SUB, INC.


                                By:
                                    -----------------------------------

                                Name:   Stephen E. Pomeroy
                                      ---------------------------------

                                Title:   President
                                       --------------------------------


                                    ALTERNATIVE RESOURCES
                                    CORPORATION


                                By:
                                    -----------------------------------

                                Name:   Robert P. Stanojev
                                      ---------------------------------

                                Title:   Chairman of the Board, CEO
                                       --------------------------------


                              Page 51 of 51 Pages

                                   APPENDIX A
                          DEFINITIONS - REFERENCE TABLE
                          -----------------------------


"Accounts Receivable" means all notes and accounts receivable held by Company or
 -------------------
any Subsidiary of Company, or of which Company or any Subsidiary of Company is the beneficial holder and all notes, bonds and other evidences of indebtedness of and rights to receive payments from any Person held by Company or any Subsidiary of Company.

"Acquisition  Proposal"  has  the  meaning  assigned  to  such  term  in Section
 ---------------------                                                   -------
6.3(a)(i).
---------

"Acquisition  Sub Common Stock" has the meaning assigned to such term in Section
 -----------------------------                                           -------
3.2.
---

"Acquisition  Sub"  has  the  meaning  assigned  to  such  term in the Preamble.
 ----------------

"Affiliate"  means  any  Person that directly, or indirectly through one or more
 ---------
intermediaries, controls, is controlled by, or is under common control with, the Person specified.

"Agreement"  has  the  meaning  assigned  to  such  term  in  the  Preamble.
 ---------

"Bid"  means  any quotation, bid or proposal by Company or any of its Affiliates
 ---
which, if accepted or awarded, would lead to a contract with a Governmental Entity, or a prime contractor or a higher-tier subcontractor to a Governmental Entity, for the sale of goods or the provision of services by Company, any Subsidiary of Company or a contracting team of which Company is a member.

"Business  Day"  means  a  day,  other than Saturday, Sunday or any other day on
 -------------
which commercial banks in Cincinnati, Ohio are authorized or required by law to close.

"Cashless  Exercise  Consideration"  has  the  meaning  assigned to such term in
 ---------------------------------
Section  3.1(e).
---------------

"Closing"  has  the  meaning  assigned  to  such  term  in  Section  3.5.
 -------                                                    ------------

"Closing  Date"  has  the  meaning  assigned  to  such  term  in  Section  3.5.
 -------------                                                    ------------

"Code"  has  the  meaning  assigned  to  such  term  in  the  Recitals.
 ----

"Company"  has  the  meaning  assigned  to  such  term  in  the  Preamble.
 -------

"Company  Balance  Sheet"  has the meaning assigned to such term in Section 4.7.
 -----------------------                                            -----------

"Company  Book-Entry  Shares"  has  the meaning assigned to such term in Section
 ---------------------------                                             -------
3.4(a).
------

"Company  Capital  Stock"  means  the  capital  stock  of  Company.
 -----------------------

"Company  Certificates" has the meaning assigned to such term in Section 3.4(a).
 ---------------------                                           --------------

"Company  Common Stock" has the meaning assigned to such term in Section 3.1(a).
 ---------------------                                           --------------

"Company  Common  Stockholders" has the meaning assigned to such term in Section
 -----------------------------                                           -------
6.4(a).
------

"Company  Disclosure  Schedule"  shall mean, with respect to the Company and its
 -----------------------------
Subsidiaries, the schedules delivered by Company to the Parent and Acquisition Sub in connection with the execution and delivery of this Agreement setting forth, among other things, items the disclosure of which is required under this Agreement either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more of the representations, warranties or covenants contained in this Agreement; provided that the mere inclusion of an item in the Company Disclosure Schedule as an exception to a representation or warranty will not be deemed an admission by the Company that such item (or any non-disclosed item or information of comparable or greater significance) is required by the terms hereof to be disclosed or represents a material exception or fact, event or circumstance or that such item has had, or is reasonably expected to have, a Material Adverse Effect on Company.

"Company  Employees"  has  the  meaning  assigned  to such term in Section 6.10.
 ------------------                                                ------------

"Company's  Knowledge"  has  the  meaning assigned to such term in Section 4.42.
 --------------------                                              ------------

"Company  Plans"  has  the  meaning  assigned  to  such term in Section 4.16(a).
 --------------                                                 ---------------

"Company Preferred Stock" has the meaning assigned to such term in Section 6.14.
 -----------------------                                           ------------

"Company  Reports"  has  the  meaning  assigned  to such term in Section 4.5(a).
 ----------------                                                --------------

"Company  Required  Statutory  Approvals"  means the making of the Merger Filing
 ---------------------------------------
with the Secretary of State of the State of Delaware in connection with the Merger.

"Company  Stock Option" has the meaning assigned to such term in Section 3.1(d).
 ---------------------                                           --------------

"Company  Stock  Option  Plans" has the meaning assigned to such term in Section
 -----------------------------                                           -------
3.1(d).
------

"Company  Subordinated  Convertible  Notes Due January 31, 2009" has the meaning
 --------------------------------------------------------------
assigned  to  such  term  in  Section  7.2(d).
                              ---------------

"Company  Senior  Secured Revolving Credit Facility" has the meaning assigned to
 --------------------------------------------------
such  term  in  Section  7.2(d).
                ---------------

"Company  Warrants"  has  the  meaning  assigned to such term in Section 3.1(e).
 -----------------                                               --------------

"Confidentiality  Agreement" means the confidentiality agreement dated effective
 --------------------------
as of November 17, 2003, between Company and Parent, as the same may be amended from time to time.

"Consent"  means  any  consent,  approval, authorization, waiver, permit, grant,
 -------
franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person.

"Contaminated"  has  the  meaning  assigned  to  such  term  in Section 4.24(a).
 ------------                                                   ---------------

"DGCL"  has  the  meaning  assigned  to  such  term  in  Section  1.1.
 ----                                                    ------------

"Dissenting  Shares"  has  the  meaning  assigned  to  such term in Section 3.3.
 ------------------                                                 -----------

"DOL"  has  the  meaning  assigned  to  such  term  in  Section  4.37(b).
 ---                                                    ----------------

"Effective  Time"  has  the  meaning  assigned  to  such  term  in  Section 1.2.
 ---------------                                                    -----------

"Environmental  Law"  has  the meaning assigned to such term in Section 4.24(a).
 ------------------                                             ---------------

"ERISA"  means  the Employee Retirement Income Security Act of 1974, as amended.
 -----

"Exchange  Act"  means  the  Securities  Exchange  Act  of  1934,  as  amended.
 -------------

"Exchange  Agent"  has  the  meaning  assigned  to  such term in Section 3.4(a).
 ---------------                                                 --------------

"Expense  Amount"  has  the  meaning  assigned  to  such  term in Section 8.3(a)
 ---------------                                                  --------------

"Forward  Merger"  has  the  meaning  assigned  to  such  term  in  Section 1.1.
 ---------------

"GAAP" means United States generally accepted accounting principles set forth in
 ----
the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

"Government  Contracts" means any prime contract, subcontract, teaming agreement
 ---------------------
or arrangement, joint venture, basic ordering agreement, blanket purchase agreement, letter agreement, purchase order, delivery order, task order, grant, cooperative agreement, Bid, change order or other commitment or funding vehicle between Company or any Subsidiary of Company and (a) a Governmental Entity, (b) any prime contractor to a Governmental Entity or (c) any subcontractor with respect to any contract described in clause (a) or (b).

"Governmental  Entity"  means  any  government  or  any  agency,  bureau, board,
 --------------------
commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign, as well as any corporations owned or chartered by any such governmental agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality.

"Hazardous  Substance" has the meaning assigned to such term in Section 4.24(a).
 --------------------                                           ---------------

"HSR  Act"  means  the  Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
 --------
amended.

"Indemnified  Parties" has the meaning assigned to such term in Section 6.14(a).
 --------------------                                           ---------------

"INS"  has  the  meaning  assigned  to  such  term  in  Section  4.37(b).
 ---                                                    ----------------

"Insurance  Policies"  has  the  meaning  assigned to such term in Section 4.22.
 -------------------                                               ------------

"Interim Additional Financing" means a debt or equity financing other than under
 ----------------------------
the Company's revolving credit facility resulting in net proceeds to the Company in an amount not to exceed $3,000,000.00.

"Knowledge"  has  the  meaning assigned to such term in Sections 4.42 and 5.12.
 ---------

"Laws"  means  all foreign, federal, state and local statutes, laws, ordinances,
 ----
regulations, rules, resolutions, orders, tariffs, determinations, writs, injunctions, awards (including, awards of any arbitrator), judgments and decrees applicable to the specified Person and to the businesses and assets thereof (including, laws relating to the protection of classified information; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; and safety, health and fire prevention.

"Leased Real Property" has the meaning assigned to such term in Section 4.21(b).
 --------------------                                           ---------------

"Leases"  has  the  meaning  assigned  to  such  term  in  Section  4.21(b).
 ------                                                    ----------------

"Liens"  means,  with  the  exception  of  Permitted  Liens, a mortgage, pledge,
 -----
hypothecation, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, including, without limitation, such that may arise under any Material Contracts and/or Governmental Contracts.

"Material  Adverse  Effect"  means,  with respect to any entity, (a) any adverse
 -------------------------
change, circumstance, fact, event or effect that, individually or in the aggregate with all other adverse changes, circumstances, facts, events and effects, is or is reasonably likely to be materially adverse to the business, condition (financial or otherwise), assets or results of operations of such entity and its Subsidiaries taken as a whole, other than any change, circumstance, fact, event or effect relating to (i) the securities markets in general, (ii) the economy in general, except if such entity is adversely affected in a materially disproportionate manner as compared to similarly situated entities, (iii) the industries in which Parent or Company operate and not specifically relating to Parent or Company, including changes in legal, accounting or regulatory changes, or conditions, except if such entity is adversely affected in a materially disproportionate manner as compared to other comparable participants in such industries, or (iv) the announcement of the Merger and the performance of the obligations of the parties under this Agreement (including any cancellations or delays in contract awards and any impact on relationships with customers, prime contractors, subcontractors or suppliers to the extent but only to the extent relating to the announcement of the Merger or the performance of the obligations of the parties hereunder),or
(b) a material adverse effect on the ability of such entity to perform its obligations under this Agreement. For purposes hereof, changes in the trading price of Parent Common Stock or Company Common Stock, as reported on NASDAQ or OTC Bulletin Board, will not alone constitute a Material Adverse Effect, whether occurring at any time or from time to time. The parties specifically agree that if upon the Closing Date, four (4) or more of the seven (7) individuals identified on Exhibit C, should die, become disabled which renders such individual unable to perform his/her duties under his/her Employment Agreement for a period of sixty (60) consecutive days or for an aggregate of ninety (90) days or more during any twelve (12) month period or decline to continue to be employed by Company, pursuant to the Employment Agreements identified on such Exhibit C, such deaths, disabilities and/or declinations of continued employment shall constitute a Material Adverse Effect that will allow, but not obligate, Parent to terminate this transaction pursuant to the provisions of Section 7.3(d) of this Agreement.
                         ---------------------------

"Material  Contracts"  has the meaning assigned to such term in Section 4.25(a).
 -------------------                                            ---------------

"Merger  Consideration" has the meaning assigned to such term in Section 3.1(a).
 ---------------------                                           --------------

"Material  Equity  Financing" means the issuance by the Company of stock (or any
 ---------------------------
debt instruments convertible into stock) of the Company for net proceeds to the Company in excess of $3,000,000.00.

"Merger  Filing"  has  the  meaning  assigned  to  such  term  in  Section  1.2.
 --------------                                                    ------------

"Merger"  has  the  meaning  assigned  to  such  term  in  Section  1.1.
 ------                                                    ------------

"OTC  Bulletin  Board"  has the meaning assigned to such term in Section 4.2(e).
 --------------------                                            --------------

"Outside  Date"  has  the  meaning  assigned  to such term in Section 8.1(b)(i).
 -------------                                                -----------------

"Parent"  has  the  meaning  assigned  to  such  term  in  the  Preamble.
 ------

"Parent  10-K"  has  the  meaning  assigned  to  such  term  in  Section  5.5.
 ------------                                                    ------------

"Parent  10-Q"  has  the  meaning  assigned  to  such  term  in  Section  5.5.
 ------------                                                    ------------

"Parent  Balance  Sheet"  has  the meaning assigned to such term in Section 5.7.
 ----------------------                                             -----------

"Parent  Break-Up Fees" has the meaning assigned to such term in Section 8.3(a).
 ---------------------                                           --------------

"Parent  Common  Stock"  has  the  meaning assigned to such term in Section 5.4.
 ---------------------                                              ------------

"Parent  Disclosure  Schedule"  shall  mean,  with respect to the Parent and its
 ----------------------------
Subsidiaries, the Schedule delivered by Parent and Acquisition Sub to Company in connection with the execution and delivery of this Agreement setting forth, among other things, items the disclosure of which is required under this Agreement either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more of the representations, warranties or covenants contained in this Agreement; provided that the mere inclusion of an item in the Parent Disclosure Schedule as an exception to a representation or warranty will not be deemed an admission by Parent and Acquisition Sub that such item (or any non-disclosed item or information of comparable or greater significance) is required by the terms hereof to be disclosed or represents a material exception or fact, event or circumstance or that such item has had, or is reasonably expected to have, a Material Adverse Effect on Parent and Acquisition Sub.

"Parent  Preferred  Stock" has the meaning assigned to such term in Section 5.4.
 ------------------------                                           -----------

"Parent Benefit Plans" has the meaning assigned to such term in Section 6.10(b).
 --------------------                                           ---------------

"Parent  Representatives"  has  the  meaning  assigned  to  such term in Section
 -----------------------                                                 -------
6.6(a).
------

"Parent  and  Acquisition  Sub Required Statutory Approvals" means the making of
 ----------------------------------------------------------
the  Merger  Filing  with  the  Secretary  of  State  of  the State of Delaware.

"Parent  SEC  Reports"  has  the  meaning  assigned to such term in Section 5.5.
 --------------------                                               -----------

"Permits"  has  the  meaning  assigned  to  such  term  in  Section  4.11(a).
 -------                                                    ----------------

"Permitted  Liens"  means  (a)  Liens  that  do  not  interfere  with the value,
 ----------------
marketability or use of the assets in the operations or business of the Company,
(b) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on Company's books in accordance with generally accepted accounting principles, (c) Liens which do not secure monetary liabilities of any Person and that, individually or in the aggregate, do not and would not materially detract from the value or marketability of any of the assets of Company or materially interfere with the use thereof as currently used and (d) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and/or which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

"Person"  means any individual, partnership, joint venture, corporation, limited
 ------
liability company, trust, unincorporated organization or other entity and a government or any department or agency thereof.

"Process  Agent"  has  the  meaning  assigned  to  such  term  in  Section  9.6.
 --------------                                                    ------------

"Proprietary  Rights"  has the meaning assigned to such term in Section 4.21(a).
 -------------------                                            ---------------

"Proxy  Statement"  has  the  meaning  assigned  to such term in Section 6.7(a).
 ----------------                                                --------------

"Regulatory Law" means the Sherman Act, as amended, the Clayton Act, as amended,
 --------------
the HSR Act, the Federal Trade Commission Act, as amended, and all other federal, state and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition, through merger or acquisition.

"Relevant  Courts"  has  the  meaning  assigned  to  such  term  in Section 9.6.
 ----------------                                                   -----------

"Reverse  Merger"  has  the  meaning  assigned  to  such  term  in  Section 1.1.
 ---------------                                                    -----------

"Sarbanes-Oxley  Act"  has  the meaning assigned to such term in Section 4.5(a).
 -------------------                                             --------------

"SEC"  has  the  meaning  assigned  to  such  term  in  Section  4.5(a).
 ---                                                    ---------------

"Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
 ---------------

"Stockholders'  Approval"  has  the  meaning  assigned  to  such term in Section
 -----------------------                                                 -------
4.4(d).
------

"Stockholders' Meeting" has the meaning assigned to such term in Section 6.4(a).
 ---------------------                                           --------------

"Stockholders"  means  the  Stockholders  of  Company.
 ------------

"Subsidiary"  shall  mean, when used with reference to any person or entity, any
 ----------
corporation, partnership, limited liability company, business trust, joint venture or other entity of which such person or entity (either acting alone or together with its other Subsidiaries) owns, directly or indirectly, 50% or more of the stock or other voting interests, the holders of which are entitled to vote for the election of a majority of the board of directors or any similar governing body of such corporation, partnership, limited liability company, business trust, joint venture or other entity.

"Superior  Proposal"  has  the  meaning assigned to such term in Section 6.3(b).
 ------------------                                              --------------

"Supplier"  has  the  meaning  assigned  to  such  term  in  Section  4.23(b).
 --------                                                    ----------------

"Surviving  Corporation"  has  the meaning assigned to such term in Section 1.1.
 ----------------------                                             -----------

"Tangible  Property  Leases"  has  the  meaning assigned to such term in Section
 --------------------------                                              -------
4.22.
----

"Taxes"  means  all  taxes, including, income, estimated income, gross receipts,
 -----
excise, property, sales, withholding, social security, occupation, use, service, service use, license, payroll, franchise, transfer and recording taxes, fees and charges, windfall profits, severance, customs, import, export, employment or similar taxes, charges, fees, levies or other assessments imposed by the United States, or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis, and such term shall include any interest, fines, penalties or additional amounts and any interest in respect of any additions, fines or penalties attributable or imposed on or with respect to any such taxes, charges, fees, levies or other assessments, and any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

"Tax  Return" means any return, report or other document or information required
 -----------
to  be  supplied  to  a  taxing  authority  in  connection  with  Taxes.

"Tribunal"  means  any  government,  any  arbitration  panel,  any  court or any
 --------
governmental department, commission, board, bureau, agency or instrumentality of any state or the United States.

"Union  Plans"  has  the  meaning  assigned  to  such  term  in  Section 4.5(a).
 ------------                                                    --------------

"Vendor  Receivables"  means  any  amounts owing to Company or any Subsidiary of
--------------------
Company from vendors of goods and products used in the business resulting from discounts for prompt payment, volume discounts, promotional programs or similar vendor special pricing and term arrangements.

"WCP,"  "WCPC"  and  "WCL"  have  the  meanings  assigned  to  such terms in the
 ----    ----
recitals.

"WCP,  WCPC  and  WCL Agreement" shall have the meaning assigned to such term in
 ------------------------------
the  recitals.

                                TABLE OF CONTENTS
                                -----------------
ARTICLE 1: THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.1   The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2   Effective Time of the Merger . . . . . . . . . . . . . . . . . . . . 1
     1.3   Consummation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.4   Effects of the Merger. . . . . . . . . . . . . . . . . . . . . . . . 2
     1.5   Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . 2
ARTICLE 2: THE SURVIVING CORPORATION AND PARENT . . . . . . . . . . . . . . . . 2
     2.1   Certificate of Incorporation . . . . . . . . . . . . . . . . . . . . 2
     2.2   By-Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.3   Directors and Officers of Surviving Corporation. . . . . . . . . . . 2
ARTICLE 3: CONVERSION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . 3
     3.1   Merger Consideration . . . . . . . . . . . . . . . . . . . . . . . . 3
     3.2   Acquisition Sub Shares . . . . . . . . . . . . . . . . . . . . . . . 4
     3.3   Dissenting Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.4   Surrender and Payment. . . . . . . . . . . . . . . . . . . . . . . . 4
     3.5   Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.6   Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ARTICLE 4: REPRESENTATIONS AND WARRANTIES OF COMPANY. . . . . . . . . . . . . . 6
     4.1   Organization, Standing, etc. of Company. . . . . . . . . . . . . . . 6
     4.2   Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.3   Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.4   Authority; Non-Contravention; Approval . . . . . . . . . . . . . . . 8
     4.5   SEC Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.6   Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .10
     4.7   Absence of Undisclosed Liabilities . . . . . . . . . . . . . . . . .10
     4.8   No Liabilities as Guarantor. . . . . . . . . . . . . . . . . . . . .11
     4.9   Absence of Certain Changes or Events . . . . . . . . . . . . . . . .11
     4.10  Taxes and Tax Returns. . . . . . . . . . . . . . . . . . . . . . . .11
     4.11  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . .13
     4.12  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     4.13  Compliance with Agreements . . . . . . . . . . . . . . . . . . . . .14
     4.14  Books and Records. . . . . . . . . . . . . . . . . . . . . . . . . .14
     4.15  Employee Benefit Plans; ERISA. . . . . . . . . . . . . . . . . . . .14
     4.16  Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     4.17  Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     4.18  Accounts Receivable and Vendor Receivables . . . . . . . . . . . . .17
     4.19  Real Estate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     4.20  Tangible Personal Property Leases. . . . . . . . . . . . . . . . . .18
     4.21  Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . .18
     4.22  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     4.23  Commercial Relationships . . . . . . . . . . . . . . . . . . . . . .19
     4.24  Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . .20
     4.25  Contracts and Commitments; Suppliers and Customers . . . . . . . . .22
     4.26  Section 203 of the DGCL Not Applicable . . . . . . . . . . . . . . .23
     4.27  Government Contracts . . . . . . . . . . . . . . . . . . . . . . . .23
     4.28  Relations with Governments . . . . . . . . . . . . . . . . . . . . .23
     4.29  Stockholder Rights Plan. . . . . . . . . . . . . . . . . . . . . . .23
     4.30  No Existing Discussions. . . . . . . . . . . . . . . . . . . . . . .23
     4.31  Disclosure Documents . . . . . . . . . . . . . . . . . . . . . . . .23
     4.32  Advisors' Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     4.33  Opinion of Financial Advisor . . . . . . . . . . . . . . . . . . . .24
     4.34  Certain Loans, Split Dollar Arrangements and Other Transactions. . .24
     4.35  Territorial Restrictions . . . . . . . . . . . . . . . . . . . . . .24
     4.36  Product Liability. . . . . . . . . . . . . . . . . . . . . . . . . .24


     4.37  Immigration Compliance . . . . . . . . . . . . . . . . . . . . . . .24
     4.38  Preference Payments. . . . . . . . . . . . . . . . . . . . . . . . .25
     4.39  Vote Required. . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     4.40  Minority Business Status . . . . . . . . . . . . . . . . . . . . . .25
     4.41  Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     4.42  Definition of Company's Knowledge. . . . . . . . . . . . . . . . . .25
     4.43  No Additional Representations. . . . . . . . . . . . . . . . . . . .25
     4.44  Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
ARTICLE 5: REPRESENTATIONS AND WARRANTIES OF PARENT . . . . . . . . . . . . . .26
     5.1   Organization, Standing, etc. of Parent . . . . . . . . . . . . . . .26
     5.2   Authorization and Execution. . . . . . . . . . . . . . . . . . . . .26
     5.3   Absence of Conflicts; Governmental Authorizations. . . . . . . . . .26
     5.4   Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     5.5   SEC Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     5.6   Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .28
     5.7   Absence of Undisclosed Liabilities . . . . . . . . . . . . . . . . .28
     5.8   Absence of Adverse Changes . . . . . . . . . . . . . . . . . . . . .28
     5.9   Actions and Proceedings. . . . . . . . . . . . . . . . . . . . . . .28
     5.10  Proxy Statement and Registration Statement . . . . . . . . . . . . .28
     5.11  Advisors' Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     5.12. Company Shares and Acquisition Sub Interests . . . . . . . . . . . .29
     5.13  Definition of Parent's Knowledge . . . . . . . . . . . . . . . . . .29
     5.14  Financing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     5.15  Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
ARTICLE 6: COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     6.1   Conduct of Business by Company Pending the Merger. . . . . . . . . .29
     6.2   Control of Operations. . . . . . . . . . . . . . . . . . . . . . . .32
     6.3   No Solicitation by Company . . . . . . . . . . . . . . . . . . . . .32
     6.4   Meeting of Company Stockholders and Meeting of SSI Stockholders. . .34
     6.5   Agreement to Cooperate; \f C \l 2. . . . . . . . . . . . . . . . . .34
     6.6   Access to Information. . . . . . . . . . . . . . . . . . . . . . . .35
     6.7   Proxy Statement. . . . . . . . . . . . . . . . . . . . . . . . . . .35
     6.8   Expenses and Fees. . . . . . . . . . . . . . . . . . . . . . . . . .36
     6.9   Public Statements. . . . . . . . . . . . . . . . . . . . . . . . . .36
     6.10  Company Employees. . . . . . . . . . . . . . . . . . . . . . . . . .36
     6.11  Notification of Certain Matters; Supplemental Disclosure . . . . . .37
     6.12  Reliance Upon Warranties, Representations and Agreements of Company 37
     6.13  Reliance Upon and Enforcement of Representations, Warranties and
           Agreements of Parent and Acquisition Sub . . . . . . . . . . . . . .38
     6.14  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . .38
     6.15  Maintenance of Company Records . . . . . . . . . . . . . . . . . . .39
     6.16  Stockholder Litigation . . . . . . . . . . . . . . . . . . . . . . .40
     6.17  Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     6.18  Resignations . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
ARTICLE 7: CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     7.1   Conditions to Each Party's Obligation to Effect the Merger . . . . .40
     7.2   Conditions to Obligation of Company to Effect the Merger . . . . . .40
     7.3   Conditions to Obligations of Parent to Effect the Merger . . . . . .41
ARTICLE 8: TERMINATION, AMENDMENT AND WAIVER. . . . . . . . . . . . . . . . . .42
     8.1   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     8.2   Effect of Termination. . . . . . . . . . . . . . . . . . . . . . . .43
     8.3   Termination Payment by Company . . . . . . . . . . . . . . . . . . .45
     8.4   Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
     8.5   Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47


ARTICLE 9: GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . .47
     9.1   Non-Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
     9.2   Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
     9.3   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
     9.4   Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     9.5   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     9.6   Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     9.7   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
     9.8   Parties In Interest. . . . . . . . . . . . . . . . . . . . . . . . .49
     9.9   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
     9.10  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .49
     9.11  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . .49
     9.12  Section Headings; Construction . . . . . . . . . . . . . . . . . . .49
     9.13  Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
     9.14  Rules of Construction. . . . . . . . . . . . . . . . . . . . . . . .50
     9.15  Waiver of Trial by Jury. . . . . . . . . . . . . . . . . . . . . . .50

                          AGREEMENT AND PLAN OF MERGER



                                  May 11, 2004